SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Financial Statements and Schedules

December 31, 2023 and 2022

(With Independent Auditors’ Report Thereon)

KPMG LLP

Suite 1100

One Jackson Place

188 East Capitol Street

Jackson, MS 39201-2127

Independent Auditors’ Report

The Board of Directors

Southern Farm Bureau Life Insurance Company:

Opinions

We have audited the statutory financial statements of Southern Farm Bureau Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and stockholders’ equity as of December 31, 2023 and 2022, and the related statutory statements of earnings, changes in stockholders’ equity, and cash flow for the years then ended, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and stockholders’ equity of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flow for the years then ended in accordance with accounting practices prescribed or permitted by the Mississippi Insurance Department described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1(c) to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Mississippi Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles are also described in Note 1(d).

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the Mississippi Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

2

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in the Schedules 1-4 is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Mississippi Insurance Department. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.

/s/ KPMG LLP

Jackson, Mississippi

April 24, 2024

3

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets,
Liabilities and Stockholders’ Equity

December 31, 2023 and 2022

Admitted Assets	2023	2022
Investments:
Bonds, generally at amortized cost (fair value of $9,757,861,408 in 2023 and $9,518,726,930 in 2022)	$10,445,444,509	10,410,052,514
Stocks:
Preferred stocks, generally at fair value (amortized cost of $36,327,532 in 2023 and $37,961,524 in 2022)	35,407,975	35,295,568
Common stocks, at fair value (cost of $676,137,776 in 2023 and $770,915,766 in 2022)	832,445,266	835,598,235
Total stocks	867,853,241	870,893,803
Mortgage loans	2,072,686,676	1,945,699,102
Real estate:
Home office property, at cost, less accumulated depreciation of $36,200,785 in 2023 and $35,318,780 in 2022	17,747,046	18,612,754
Real estate held for investment, at cost	1,088,764	1,088,764
Total real estate	18,835,810	19,701,518
Other invested assets	1,273,785,372	1,179,868,851
Cash, cash equivalents and short-term investments, at cost, which approximates fair value	166,610,145	134,051,061
Policy loans	609,441,017	587,826,584
Receivable for securities/other	2,899,910	2,800,118
Total investments	15,457,556,680	15,150,893,551
Other assets:
Federal income taxes recoverable	—	7,892,365
Deferred income taxes	56,521,579	55,092,574
Premiums deferred and uncollected	365,738,422	351,473,620
Accrued investment income	127,229,693	120,495,347
Company owned life insurance contracts	72,513,579	70,525,125
Other receivables and other assets	19,392,720	13,038,414
Separate account assets	8,320,609	7,572,744
Total other assets	649,716,602	626,090,189
Total admitted assets	$16,107,273,282	15,776,983,740

4	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets,

Liabilities and Stockholders’ Equity

December 31, 2023 and 2022

Liabilities and Stockholders’ Equity	2023	2022
Aggregate policy reserves:
Life and annuity policies and contracts	$10,959,553,788	10,831,569,832
Accident and health contracts	153,563,457	154,051,557
Supplementary contracts	131,737,002	136,564,844
Total aggregate policy reserves	11,244,854,247	11,122,186,233
Policy and contract claims	54,552,675	56,052,417
Policyholders’ funds:
Premiums received in advance	449,801	574,438
Funds on deposit	22,200,825	23,479,281
Accrued policy dividends	53,600,431	49,132,743
Dividends left on deposit	209,982,839	217,473,125
Total policyholders’ funds	286,233,896	290,659,587
Pension plan administration funds	461,968,428	460,216,258
General liabilities:
Taxes, other than federal income taxes	7,947,993	6,984,198
Federal income taxes payable	2,128,462	—
Due to affiliates	990,100	1,485,691
Commissions	20,236,739	19,071,431
Notes payable	140,734,204	180,834,210
Pension and postretirement benefits	68,818,516	63,593,372
Accounts payable and other liabilities	67,116,249	74,009,564
Total general liabilities	307,972,263	345,978,466
Asset valuation reserve	483,785,118	369,383,672
Separate account liabilities	8,320,609	7,572,744
Total liabilities	12,847,687,236	12,652,049,377
Stockholders’ equity:
Common stock of $100 par value. Authorized 20,000 shares; issued and outstanding 15,000 shares	1,500,000	1,500,000
Additional paid-in capital	400,000	400,000
Unassigned surplus	3,257,686,046	3,123,034,363
Total stockholders’ equity	3,259,586,046	3,124,934,363
Total liabilities and stockholders’ equity	$16,107,273,282	15,776,983,740

See accompanying notes to statutory financial statements.

5

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Earnings

Years ended December 31, 2023 and 2022

	2023	2022
Income:
Premiums and other considerations:
Life premiums	$926,885,773	893,027,312
Annuity premiums and other fund deposits	74,206,784	84,555,368
Accident and health premiums	11,912,026	12,228,734
Supplementary contracts	17,380,866	14,901,340
Investment income, net of expenses of $22,023,541 in 2023 and $21,892,365 in 2022	603,007,736	558,865,208
Separate account fees and other	3,233,993	2,954,110
Total income	1,636,627,178	1,566,532,072
Benefits and reserve changes:
Death benefits	308,568,793	342,341,683
Accident and health benefits	14,366,570	11,940,777
Surrender and other life insurance benefits	393,466,408	319,028,962
Annuity benefits	128,894,486	142,884,847
Net increase in aggregate reserves, certain funds on deposit, and loading on deferred and uncollected premiums	133,340,761	144,657,134
Interest on policy and contract funds	28,323,850	28,946,033
Payments on supplementary contracts	24,959,581	24,719,915
Total benefits and reserve changes	1,031,920,449	1,014,519,351
Other operating expenses:
Commissions	101,453,486	96,382,102
General insurance expenses	209,241,595	194,250,217
Taxes, licenses and fees	31,627,935	30,502,947
Total other operating expenses	342,323,016	321,135,266
Earnings before policyholders’ dividends, federal income taxes and realized investment gains (losses)	262,383,713	230,877,455
Policyholders’ dividends	52,296,381	47,907,503
Earnings before federal income taxes and realized investment gains (losses)	210,087,332	182,969,952
Federal income taxes	45,325,000	39,950,000
Earnings before realized investment gains (losses)	164,762,332	143,019,952
Realized investment gains (losses)	(4,095,127)	(9,167,104)
Adjusted for:
Federal income tax expense	(1,695,827)	(145,088)
Transfer to interest maintenance reserve	16,557,277	11,073,063
Net realized investment gains	10,766,323	1,760,871
Net earnings	$175,528,655	144,780,823

See accompanying notes to statutory financial statements.

6

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Changes in Stockholders’ Equity

Years ended December 31, 2023 and 2022

		Additional
	Common	paid-in	Unassigned
	stock	capital	surplus
Balance, December 31, 2021	$1,500,000	400,000	3,072,402,403
Net earnings	—	—	144,780,823
Change in unrealized investment gains, net	—	—	(128,837,371)
Change in asset valuation reserve	—	—	89,227,855
Change in net deferred income taxes	—	—	7,424,967
Change in nonadmitted assets	—	—	(60,721,985)
Change in net actuarial loss on pension and postretirement benefits	—	—	19,957,671
Cash dividends to stockholders	—	—	(21,200,000)
Balance, December 31, 2022	1,500,000	400,000	3,123,034,363
Net earnings	—	—	175,528,655
Change in unrealized investment gains, net	—	—	84,840,672
Change in asset valuation reserve	—	—	(114,401,446)
Change in net deferred income taxes	—	—	14,788,665
Change in nonadmitted assets	—	—	(4,256,576)
Change in net actuarial loss on pension and postretirement benefits	—	—	(348,287)
Cash dividends to stockholders	—	—	(21,500,000)
Balance, December 31, 2023	$1,500,000	400,000	3,257,686,046

See accompanying notes to statutory financial statements.

7

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2023 and 2022

	2023	2022
Cash from operations:
Premiums, annuity considerations, and other fund deposits	$984,311,587	960,181,489
Other premiums, considerations and deposits collected	17,380,866	14,901,340
Reinsurance reserve adjustments received on reinsurance ceded	3,693,547	3,322,187
Investment income received	601,809,553	587,119,127
Separate account fees and other income received	1,246,324	616,552
	1,608,441,877	1,566,140,695
Life and accident and health claims paid	(322,135,906)	(347,565,762)
Surrender benefits paid	(391,405,948)	(317,803,090)
Annuity and other benefits paid to policyholders	(162,495,912)	(174,586,854)
	(876,037,766)	(839,955,706)
Commissions, taxes and other expenses paid	(337,078,423)	(309,870,432)
Dividends paid to policyholders	(42,965,344)	(39,409,951)
Federal income taxes paid	(35,304,173)	(52,335,168)
	(415,347,940)	(401,615,551)
Net cash from operations	317,056,171	324,569,438
Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	1,032,375,138	1,144,416,546
Common and preferred stocks	426,491,396	562,039,483
Mortgage loans	107,543,483	198,979,218
Other invested assets	97,601,968	99,996,704
Federal income taxes paid on net capital gains	(1,695,827)	(145,088)
Total investment proceeds	1,662,316,158	2,005,286,863
Cost of investments acquired:
Bonds	(1,085,370,961)	(1,200,521,483)
Common and preferred stocks	(312,549,385)	(555,563,930)
Mortgage loans	(234,531,057)	(192,227,220)
Real estate	(2,913,047)	(5,272,230)
Other invested assets	(185,029,087)	(209,989,952)
Total investments acquired	(1,820,393,537)	(2,163,574,815)
Net increase in policy loans	(21,614,433)	(13,168,332)
Net cash from investments	(179,691,812)	(171,456,284)
Cash from financing and miscellaneous sources:
Payments on notes payable	(40,000,000)	(10,000,000)
Other cash provided	6,173,462	3,571,557
Dividends paid to stockholders	(21,500,000)	(21,200,000)
Other cash applied	(49,478,737)	(73,177,616)
Net cash from financing and miscellaneous sources	(104,805,275)	(100,806,059)
Net increase in cash, cash equivalents and short-term investments	32,559,084	52,307,095
Cash, cash equivalents and short-term investments:
Beginning of year	134,051,061	81,743,966
End of year	$166,610,145	134,051,061

See accompanying notes to statutory financial statements.

8

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(1)	Corporate Structure, Basis of Presentation and Summary of Significant Accounting Policies

(a)	Corporate Structure

Southern Farm Bureau Life Insurance Company (the Company) operates in the states of Arkansas, Colorado, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Texas, and Virginia. Because the Company operates within these states, the Company is subject to regulatory and market risks within this geographic area.

(b)	Nature of Business

The Company is primarily engaged in the business of providing a portfolio of the usual forms of ordinary life insurance on a participating basis, term, universal, and group life insurance, annuities, and accident and health coverages.

(c)	Basis of Presentation

The accompanying statutory financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Mississippi Insurance Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no permitted accounting practices that vary from prescribed accounting practices.

(d)	Differences between Statutory Accounting Practices and U.S. Generally Accepted Accounting Principles

Statutory Accounting Practices (SAP) differ from GAAP in several respects, which cause differences in reported assets, liabilities, stockholders’ equity (statutory capital and surplus), net earnings and cash flows. SAP which differ from GAAP include:

•	Investments in wholly owned subsidiaries are accounted for using the modified equity method (equity in earnings or losses determined on a statutory basis is included in unassigned surplus rather than earnings) and are treated as unconsolidated investments rather than being consolidated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 810, Consolidation.

•	Eligible bonds are carried at amortized cost and other bonds are carried in accordance with valuations established by the NAIC, generally at fair value. Under GAAP, bonds categorized as held to maturity are carried at amortized cost, while bonds categorized as available for sale or trading are carried at fair value.

•	Investments in preferred stocks are generally carried at fair value not to exceed any currently effective call price, except for redeemable preferred stocks (NAIC 1 and 2) which shall be valued at amortized cost and all other redeemable preferred stocks (NAIC 3 to 6) shall be reported at the lower of amortized cost or fair value. Under GAAP, preferred stocks are carried at fair value.

•	Certain assets, designated as nonadmitted assets, have been deducted from unassigned surplus.

9	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

•	Aggregate reserves for life, annuities and accident and health policies are based on statutory requirements as described in the Valuation Manual. Reserves for health insurance are determined based on statutory morbidity and interest. Under GAAP, the reserves are based on either (i) the present value of future benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired or (ii) the account value for certain contracts without significant life contingencies.

•	The interest maintenance reserve (IMR) represents the deferral of interest-related realized gains and losses, net of tax, on primarily fixed maturity investments, which are amortized into income over the remaining life of the investment sold or called. No such reserve is required under GAAP.

•	Deferred income taxes are recognized for both SAP and GAAP; however, the amount permitted to be recognized is generally more restrictive under SAP. Changes in deferred tax assets and liabilities are charged or credited directly to unassigned surplus under SAP. Under GAAP, these changes generally are included in net income.

•	The asset valuation reserve (AVR) represents a contingency reserve for credit-related risk on most invested assets of the Company and is charged to statutory surplus. No such reserve is required under GAAP.

•	Policy acquisition costs are expensed as incurred, while under GAAP, these costs are deferred and recognized over either (1) the expected premium paying period or (2) the estimated life of the contract.

•	Reserves are reported net of ceded reinsurance; under GAAP, reserves relating to business in which the ceding company is not legally relieved of its liability are reported gross with reinsurance receivable being reflected as an asset.

•	The Statements of Earnings are different in certain respects, with annual life premiums being recognized as revenue upon issue and subsequently upon anniversary. Annuity premiums are recognized as revenue when collected. Accident and health premiums are earned on a pro rata basis over the term of the policies. Under GAAP, premiums on life insurance policies are recognized when due; premiums on annuity contracts are not recognized as revenue but as deposits, including those held in Separate Accounts.

•	Revenues for universal life policies and investment products consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits represent the excess of benefits paid over the policy account values and interest credited to the account values.

•	The Statements of Cash Flow differ in certain respects from the presentation required by ASC 230, Statement of Cash Flows, including the presentation of the changes in cash, cash equivalents and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities, at the time of acquisition, of one year or less. For statutory purposes, there is no reconciliation between net income and cash from operations.

•	The provision for participating policyholders’ dividends is determined by the board of directors rather than being recorded ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued.

10	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

•	Pension and postretirement benefits expense and the related financial statement disclosures are not determined in accordance with ASC 715, Compensation – Retirement Benefits.

•	In accordance with Statements of Statutory Accounting Principles (SSAP), investments in low income housing tax credits are accounted for using the amortized cost method in accordance with GAAP with a modification to include tax benefits during the holding period.

•	The statutory basis financial statements do not include reporting and display of comprehensive income and its components as specified under GAAP.

The aggregate effect on the accompanying statutory financial statements of the variations from GAAP has not been determined, but is presumed to be material.

The preparation of financial statements requires management to make informed judgments and estimates that affect the reported amounts of assets and liabilities (including disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Recognition of Revenue and Related Expenses

Life premiums are recognized as income over the premium paying period of the related policies. For accident and health contracts, premiums are earned on a pro rata basis over the applicable policy period. Premiums and fund deposits for universal life, single premium immediate annuity and single premium deferred annuity contracts are reported as revenue when collected. Benefits and other fund withdrawals are expensed as incurred. Policy acquisition and maintenance expenses are charged to operations as incurred.

(f)	Financial Instruments

Investments in bonds are generally stated at amortized cost, except for bonds where the NAIC rating has fallen to 6 and the NAIC fair value has fallen below amortized cost, in which case they are carried at NAIC fair value. Interest revenue is generally recognized when earned.

Amortization of premiums and discounts on mortgage and asset-backed bonds is based on anticipated prepayments at the date of purchase, with significant changes in estimated cash flows from original purchase assumptions recognized using the retrospective method. Prepayment assumptions for mortgage and asset-backed bonds are obtained from broker-dealer surveys. Amortization is accounted for using a method that approximates the interest method.

Common stocks of unaffiliated companies are carried at fair value. Preferred stocks are valued at fair value not to exceed any currently effective call price.

11	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

The Company periodically reviews the portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. The Company considers the following factors in determining that a decline in value is other-than-temporary: the extent and duration of the decline, the reason for the decline (either interest or credit related), the current conditions and near term financial prospects of the issuer, and the Company’s ability and intent to hold the security for a period of time sufficient to allow for recovery. If management determines that the decline in fair value is other-than-temporary, the cost of the investment is adjusted to fair value and a realized loss is recognized in the statutory statement of earnings. Subsequent recoveries in fair value are not recognized until the security is sold.

Short-term investments are stated at cost, which approximates fair value. Real estate is stated at depreciated cost. Real estate held for sale is carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property. Mortgage loans and policy loans are stated at their unpaid principal balance, less an allowance for loan losses, if any. Limited partnership interests are accounted for using the equity method.

Low income housing tax credit (LIHTC) property investments are initially recorded at cost and the excess of the carrying amount of the investment over its estimated residual value is amortized over the period in which tax benefits are allocated to the Company. The amount amortized during 2023 and 2022 was $4,262,635 and $6,407,196, respectively, and is reflected as a component of net investment income. The number of remaining years of unexpired tax credits varies from 1 to 6 years with a weighted average of 1.2 years. The required holding period varies from 1 to 10 years with a weighted average of 3.5 years. Currently, the properties are not subject to any regulatory reviews. The aggregate amount of LIHTC does not exceed 10% of the Company’s total assets. At December 31, 2023, there was one impairment in the amount of $33,830 related to the LIHTC investments.

Realized investment gains and losses, determined on a specific identification basis, are reduced by amounts transferred to IMR and are reflected as an element of net income, net of related income taxes. For bonds and preferred stock carried at NAIC fair value, the difference between amortized cost and fair value is treated as an unrealized loss in unassigned surplus. Changes in fair values of common stock and changes in statutory equity of unconsolidated subsidiaries are reflected as unrealized gains and losses on investments in unassigned surplus.

(g)	Nonadmitted Assets

Certain assets, principally furniture, equipment, agents’ debit balances, prepaid expenses, and certain deferred income tax assets have been designated as nonadmitted assets and excluded from assets by a charge to statutory surplus. Changes in these assets are presented as changes in unassigned surplus.

(h)	Aggregate Reserves

Policy reserves on annuity and supplementary contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method. The valuation interest assumptions follow the Standard Valuation Law and Valuation Manual and vary by the contracts’ characteristics and their issue year.

12	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

Policy reserves on life contracts are based on statutory mortality and valuation interest rates using the Commissioners’ Reserve Valuation Method or the Net Level Premium Reserve Method. The valuation interest and mortality assumptions follow the Standard Valuation Law and vary by the contracts’ characteristics and their issue year. Liabilities for life policy reserves and interest-sensitive insurance contracts are based on statutory mortality and interest requirements.

Accident and health benefit reserves are developed by actuarial methods and are determined based on published tables or anticipated experience using specified statutory interest rates, mortality or morbidity assumptions and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the amounts required by law.

In 2018, the Company early-adopted Principle-Based Reserves (PBR) on its 2017 CSO Mortality insurance products. These products include term policies sold January 1, 2018 and later, and also permanent policies and riders sold October 1, 2019 and later.

(i)	Policy and Contract Claims

The liability for claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The liability includes a provision for (a) claims that have been reported to the insurer, and (b) claims related to insured events that have occurred but that have not been reported to the insurer.

Reserve estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

(j)	Interest Maintenance Reserve

The IMR represents the deferral of interest-related realized capital gains and losses, net of tax, primarily on fixed maturity investments. These gains and losses are amortized into investment income on a level yield method over the estimated remaining life of the investment sold or called.

(k)	Asset Valuation Reserve

The AVR is a reserve established to offset the potential for credit-related investment realized and unrealized losses on most investments and is recorded as a liability through a charge to statutory surplus. The reserve is calculated based on credit quality using factors provided by the NAIC.

13	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(l)	Federal Income Taxes

The Company’s method of accounting for income taxes is the liability method. Under the liability method, deferred tax assets and liabilities are adjusted to reflect changes in statutory tax rates which impact surplus in the period such changes are enacted. Deferred income taxes are recognized, subject to statutory limitations, for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the temporary difference is expected to reverse.

(m)	Reinsurance

Premiums, commissions, expense reimbursement, and claims related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies.

(n)	Guaranty Fund Assessments

State guaranty fund assessments are recognized when (a) an assessment has been asserted or information available prior to issuance of the financial statements indicates it is probable that an assessment will be asserted, (b) the underlying cause of the asserted or probable assessment has occurred on or before the date of the financial statements, and (c) the amount of the loss can be reasonably estimated. In addition, the Company may recognize an asset for an amount when it is probable that a paid or accrued assessment will result in an amount that is recoverable from premium tax offsets or policy surcharges from in-force policies.

(o)	Electronic Data Processing (EDP) Equipment and Software

EDP equipment and operating software are admitted assets to the extent they conform to the requirement of SSAP No. 16, EDP Equipment and Software. These assets, net of accumulated depreciation, are included in the other receivables and other assets line item in the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity. The Company computes depreciation using an accelerated depreciation method (MACRS) for EDP equipment and straight line depreciation method for software.

EDP equipment and operating software assets and accumulated depreciation related to these assets at December 31, 2023 and 2022 were as follows:

	2023	2022
Assets	$15,344,417	13,439,660
Accumulated depreciation	(11,710,531)	(9,642,408)
Net assets	$3,633,886	3,797,252

Depreciation expense related to these assets was $2,161,447 in 2023 and $2,066,202 in 2022.

14	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(p)	Assets Held in Separate Accounts and Liabilities Related to Separate Accounts

Separate account assets and liabilities reported in the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity represent funds that are separately administered for variable annuity and variable life contracts and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying statutory financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in separate account fees and other income on the statutory statements of earnings.

(q)	Recently Issued Accounting Pronouncements

In 2023, the Company adopted the option to admit the net negative (disallowed) Interest Maintenance Reserve (Negative IMR) per the Interpretation of the Statutory Accounting Principles (E) Working Group (INT 23-01). Admittance of the Negative IMR in 2023 increased assets and surplus by $8,710,019.

(r)	Subsequent Events

At its regularly scheduled meeting on February 20, 2024, the Board of Directors of the Company declared a dividend on its outstanding common stock totaling $24,800,000 paid on February 20, 2024 to the ten shareholders of record at February 20, 2024. The dividend declaration and payment was approved in accordance with the Articles of Association and Bylaws of the Company.

The Company has evaluated all other subsequent events through April 24, 2024, the date the financial statements were available to be issued.

15	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(2)	Investments

(a)	Admitted Bonds and Preferred and Common Stocks

At December 31, 2023 and 2022, the cost or amortized cost, gross unrealized gains and losses, and NAIC fair values of the Company’s admitted bonds and preferred and common stocks, excluding stocks of affiliates, were as follows:

	Cost or	Gross	Gross
	amortized	unrealized	unrealized	Estimated
	cost	gains	losses	fair value
2023:
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies:
U.S. government	$103,277,021	—	(4,709,333)	98,567,688
Mortgage-backed securities:
U.S. government	482,337,410	1,500,263	(85,021,762)	398,815,911
Special revenue	869,346,197	4,667,442	(110,973,215)	763,040,424
Industrial and miscellaneous	696,940,198	2,819,992	(45,439,174)	654,321,016
Corporate and other securities:
Special revenue	1,279,024,302	5,436,536	(130,537,834)	1,153,923,004
Industrial and miscellaneous	6,966,105,009	63,970,158	(392,077,043)	6,637,998,124
Hybrid securities	50,237,215	2,174,119	(2,111,063)	50,300,271
Bank Loans	914,285	25,136	(44,451)	894,970
Total bonds	$10,448,181,637	80,593,646	(770,913,875)	9,757,861,408
Preferred stocks	$36,327,532	1,681,569	(2,644,625)	35,364,476
Common stocks	676,137,776	169,045,606	(12,738,116)	832,445,266
Total stocks	$712,465,308	170,727,175	(15,382,741)	867,809,742

16	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

	Cost or	Gross	Gross
	amortized	unrealized	unrealized	Estimated
	cost	gains	losses	fair value
2022:
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies:
U.S. government	$68,480,403	—	(5,304,528)	63,175,875
Mortgage-backed securities:
U.S. government	453,565,085	495,367	(68,925,464)	385,134,988
Special revenue	823,263,652	2,419,865	(111,413,181)	714,270,336
Industrial and miscellaneous	741,507,685	2,276,601	(63,798,191)	679,986,095
Corporate and other securities:
Special revenue	1,265,975,988	2,750,579	(170,532,704)	1,098,193,863
Industrial and miscellaneous	7,020,805,853	29,478,117	(513,370,486)	6,536,913,484
Hybrid securities	42,128,707	726,618	(3,051,829)	39,803,496
Bank Loans	1,336,224	—	(87,431)	1,248,793
Total bonds	$10,417,063,597	38,147,147	(936,483,814)	9,518,726,930
Preferred stocks	$37,961,524	1,394,566	(4,134,121)	35,221,969
Common stocks	770,915,766	111,977,085	(47,294,616)	835,598,235
Total stocks	$808,877,290	113,371,651	(51,428,737)	870,820,204

17	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

The estimated fair value and unrealized losses for debt and equity securities in an unrealized loss position at December 31, 2023 and 2022 were as follows:

	Held in a continuous unrealized loss position
	Less than 12 months		12 months or more		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
2023	fair value	losses	fair value	losses	fair value	losses
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies:
U.S. government	$54,628,688	(596,800)	43,939,000	(4,112,533)	98,567,688	(4,709,333)
Mortgage-backed securities	238,773,918	(6,745,326)	1,262,766,245	(234,688,825)	1,501,540,163	(241,434,151)
Corporate and other securities	566,103,920	(19,279,596)	5,537,554,172	(505,490,795)	6,103,658,092	(524,770,391)
Total bonds	$859,506,526	(26,621,722)	6,844,259,417	(744,292,153)	7,703,765,943	(770,913,875)
Preferred stocks	$7,200,371	(335,720)	17,660,512	(2,308,905)	24,860,883	(2,644,625)
Common stocks	41,621,788	(1,879,515)	62,696,099	(10,858,601)	104,317,887	(12,738,116)
Total stocks	$48,822,159	(2,215,235)	80,356,611	(13,167,506)	129,178,770	(15,382,741)
Derivative investments	$(131,578)	(663,281)	—	—	(131,578)	(663,281)

	Held in a continuous unrealized loss position
	Less than 12 months		12 months or more		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
2022	fair value	losses	fair value	losses	fair value	losses
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies:
U.S. government	$28,604,234	(543,514)	34,571,641	(4,761,014)	63,175,875	(5,304,528)
Mortgage-backed securities	1,191,678,001	(125,845,941)	431,544,176	(118,290,895)	1,623,222,177	(244,136,836)
Corporate and other securities	6,184,491,557	(518,223,923)	586,808,994	(168,818,527)	6,771,300,551	(687,042,450)
Total bonds	$7,404,773,792	(644,613,378)	1,052,924,811	(291,870,436)	8,457,698,603	(936,483,814)
Preferred stocks	$19,622,046	(3,349,329)	3,636,163	(784,792)	23,258,209	(4,134,121)
Common stocks	300,400,848	(14,966,534)	97,086,574	(32,328,082)	397,487,422	(47,294,616)
Total stocks	$320,022,894	(18,315,863)	100,722,737	(33,112,874)	420,745,631	(51,428,737)
Derivative investments	$(339,958)	(234,436)	—	—	(339,958)	(234,436)

18	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

Bonds held in an unrealized loss position improved during 2023.  The interest rate environment was volatile throughout the year, though the Company spent a meaningful amount of time in a higher rate environment. Yields on the 10-year U.S. Treasury Note began and ended the year at approximately 3.88%, though it was high as 5.00% at one point. Bonds purchased in the latter half of 2023 generally moved into an unrealized gain position (not shown in the table above). This contrasts with 2022 when rates moved higher during the year, resulting in 2022 bond acquisitions having an unrealized loss at the end of 2022.  The overall unrealized loss on bonds improved by $160 million, a move driven by multiple factors including portfolio age, credit spread volatility, and interest rate volatility.

A number of the common stock holdings in an unrealized loss position at December 31, 2022 moved into an unrealized gain position as equity markets performed well throughout the year.

The derivative investments are actions taken by an outside manager within the constraints of the investment policy statement.  This is a relatively small holding that can fluctuate with market conditions.

Securities with material unrealized losses resulting from fundamental deterioration in quality were reviewed in accordance with the Company’s impairment policy as described in note 1(f) and were deemed not to be other than temporarily impaired.

Due to the subjective nature of the Company’s analysis and estimates of fair value along with the judgment that must be applied in the analysis, it is possible that the Company could reach a different conclusion whether or not to impair a security if it had access to additional information. Investment securities are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is reasonably possible that changes in risks in the near term could result in other-than-temporary impairments recorded in the statutory statements of earnings.

The scheduled maturity distribution of the long-term bond portfolio at December 31, 2023 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Book/adjusted	Estimated
	carry value	fair value
Due in one year or less	$580,294,503	574,610,603
Due after one year through five years	2,867,218,878	2,784,872,979
Due after five years through ten years	3,205,012,170	3,010,540,759
Due after ten years	1,694,060,004	1,521,359,445
	8,346,585,555	7,891,383,786
Mortgage-backed and hybrid securities	2,098,858,954	1,866,477,622
	$10,445,444,509	9,757,861,408

19	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

The Company owns certain assets which are considered to be restricted or not under the Company’s exclusive control. As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders. In addition, the Company owns common stock shares of Federal Home Loan Bank (FHLB) which enables the Company, as a member, to borrow funds for future investment strategies and for other liquidity needs. The Company also has pledged assets as collateral to the FHLB for the purpose of backing funding agreements and notes payable.

At December 31, 2023 and 2022, the restricted assets of the Company were as follows:

	2023		2022
	Book/adjusted	Fair	Book/adjusted	Fair
	carry value	value	carry value	value
On deposit with states	$5,941,875	5,729,141	5,796,481	5,515,439
Collateral held under security lending agreements	81,122,573	81,122,573	—	—
FHLB – Membership stock	6,310,900	6,310,900	6,292,300	6,292,300
FHLB – Activity stock	4,448,000	4,448,000	6,088,000	6,088,000
FHLB – Excess stock	4,468,300	4,468,300	2,096,700	2,096,700
Pledged as collateral to FHLB	272,787,863	235,793,156	261,778,957	231,631,319
Total restricted assets	$375,079,511	337,872,070	282,052,438	251,623,758
Maximum pledged as collateral to FHLB during reporting period	$275,509,681	243,797,584	292,122,074	277,025,298

The credit quality of the long-term bond portfolio at December 31, 2023 and 2022 follows. The quality ratings represent NAIC designations.

	2023		2022
	Book/adjusted		Book/adjusted
	carry value	Percentage	carry value	Percentage
Class 1 – highest quality	$6,235,488,338	59.7%	$5,960,658,763	57.3%
Class 2 – high quality	3,860,554,721	37.0	3,995,032,084	38.4
Class 3 – medium quality	206,286,770	2.0	306,534,410	2.9
Class 4 – low quality	48,170,377	0.4	49,957,283	0.5
Class 5 – lower quality	93,894,837	0.9	97,335,311	0.9
Class 6 – in or near default	1,049,466	—	534,663	—
	$10,445,444,509	100.0%	$10,410,052,514	100.0%

20	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

Bonds with ratings ranging from AAA/Aaa to BBB/Baa3, as assigned by a rating service such as Standard and Poor’s Corporation or Moody’s Investment Services, are generally regarded as investment grade securities. The NAIC regards A ratings as Class 1 (highest quality), BBB/Baa ratings as Class 2 (high quality), BB/Ba ratings as Class 3 (medium quality), B ratings as Class 4 (low quality), all C ratings as Class 5 (lower quality), and D ratings as Class 6 (in or near default).

(b)	Mortgage Loans

At December 31, 2023 and 2022, the Company’s mortgage loan portfolio consisted of the following:

	2023	2022
Commercial	$2,071,054,939	1,943,867,357
Residential	1,631,737	1,831,745
Total	$2,072,686,676	1,945,699,102
Average loan balance	$3,940,469	3,852,869

The mortgage loan portfolio is monitored on an individual loan basis by use of operating statement reviews, property inspection reports, and debt service coverage reports and is well diversified by property type, geographic location, and loans to any one borrower.

	Percentage of Portfolio
Mortgage loans by property type	2023	2022
Offices	30.5%	31.1%
Warehouse/Industrial	30.3	31.3
Apartments	18.9	18.1
Retail	17.9	16.8
Other	2.3	2.6
Residential	0.1	0.1
Total	100.0%	100.0%

	Percentage of Portfolio
Mortgage loans by geographic location	2023	2022
South Atlantic	23.2%	23.7%
Pacific	19.3	19.3
East North Central	16.4	16.1
Mountain	13.9	13.4
West South Central	13.0	13.0
East South Central	9.5	9.5
Middle Atlantic	4.1	4.5
West North Central	0.4	0.4
New England	0.2	0.1
Total	100.0%	100.0%

21	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

At December 31, 2023 and 2022, the Company had the following percentage of mortgage loans with underlying collateral located in the following states that were greater than 10% of the total:

	2023	2022
Exposure in California	18.00%	18.60%
Exposure in Florida	13.50	13.80

The Company maintains a mortgage loan portfolio that consists of first lien mortgage loans. The commercial loans, which were originated by the Company through a network of mortgage bankers, were made only on developed and leased properties. The commercial mortgage loans have a maximum loan-to-value ratio of 75% at the date of origination. The Company generally does not engage in construction lending or land loans.

The minimum and maximum interest rates on mortgage loans originated during 2023 and 2022 were as follows:

	2023	2022
Maximum interest rate	7.45%	6.85%
Minimum interest rate	4.99	2.90

As of December 31, 2023, all of the Company’s mortgages were in good standing with no principal or interest payments delinquent more than 90 days.

(c)	Net Investment Income

For the years ended December 31, 2023 and 2022, the sources of investment income of the Company were as follows:

	2023	2022
Bonds	$428,709,585	401,598,672
Preferred and common stocks	23,076,903	25,773,683
Mortgage loans	71,018,821	69,733,110
Policy loans	44,047,647	42,442,569
Cash, cash equivalents and short-term investments	6,493,847	946,373
Other	50,816,205	43,811,563
Gross investment income	624,163,008	584,305,970
Amortization of interest maintenance reserve	868,269	(3,548,397)
Investment expenses	(22,023,541)	(21,892,365)
Net investment income	$603,007,736	558,865,208

22	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(d)	Investment Gains and Losses

For the years ended December 31, 2023 and 2022, the proceeds, gross gains and gross losses from sales, calls, and other disposals on bonds, common stocks, and preferred stocks were as follows:

	Proceeds		Gross gains		Gross losses
	2023	2022	2023	2022	2023	2022
Bonds :
Sales	$307,684,283	305,493,299	291,505	7,748,369	21,288,691	23,010,969
Calls	113,077,441	201,237,089	399,856	1,129,114	773,927	577,461
Other disposals	612,353,575	655,979,036	14,498	(7,804)	32,541	375,157
Totals	$1,033,115,299	1,162,709,424	705,859	8,869,679	22,095,159	23,963,587
Common stock:
Sales	$425,377,580	586,199,664	44,634,568	54,567,934	24,292,763	49,940,576
Tax free exchange	—	—	—	—	—	—
Other disposals	—	—	—	—	—	—
Totals	$425,377,580	586,199,664	44,634,568	54,567,934	24,292,763	49,940,576
Preferred stock:
Sales	$613,903	—	—	—	2,827,964	—
Calls	500,000	525,000	28,146	—	—	13,750
Other disposals	—	4,000,000	—	—	—	—
Totals	$1,113,903	4,525,000	28,146	—	2,827,964	13,750

(e)	Other-than-temporary impairment (OTTI)

The total other-than-temporary impairment loss recognized in 2023 and 2022 was as follows:

	2023	2022
Bonds	$648,840	531,463
Limited partnerships	1,975,432	6,233,346
Total	$2,624,272	6,764,809

23	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(3)	Aggregate Reserves

Liabilities for the life insurance products principally use the 1958 CSO table assuming interest rates ranging from 2½% to 4½%, the 1980 CSO tables assuming interest rates ranging from 4% to 5%, the 2001 CSO tables assuming interest rates of 3% to 4%, and the 2017 CSO tables assuming interest rates of 3% to 4½%. Life products issued under the 2017 CSO basis are valued under the reserve requirements defined in VM-20 of the Valuation Manual.  This includes term policies issued January 1, 2018 and later, as well as term riders and permanent products issued October 1, 2019 and later.  Liabilities for most annuities use the 1971 IAM, 1983 Table A, or the Annuity 2000 tables with interest rates ranging from 3% to 8% and the 2012 IAR tables with interest rates ranging from 1½% to 5½%. As of December 31, 2023 and 2022, the following table summarizes the aggregate reserves for the Company:

Line of Business

	2023	2022
Individual life:
Traditional	$7,054,789,452	6,648,924,337
Universal	810,239,436	843,918,392
Total individual life	7,865,028,888	7,492,842,729
Group life	9,446,007	9,032,816
Total life	7,874,474,895	7,501,875,545
Annuities:
Individual:
Immediate	122,735,183	127,608,152
Deferred	2,450,345,769	2,659,479,625
Total individual annuities	2,573,080,952	2,787,087,777
Group annuities	40,794,634	46,788,483
Total annuities	2,613,875,586	2,833,876,260
Individual supplementary contracts with life contingencies	268,462,372	266,425,175
Other	202,740,935	229,392,852
Accident and health:
Active life – Individual	119,345,490	121,894,928
Active life – Group	1,554	1,554
Claim reserve – Individual	26,951,143	25,907,196
Claim reserve – Group	7,265,270	6,247,879
Total accident and health aggregate reserves	153,563,457	154,051,557
Supplementary contracts without life contingencies	131,737,002	136,564,844
Total aggregate reserves	$11,244,854,247	11,122,186,233

24	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

Withdrawal characteristics of annuity actuarial reserves, deposit type contract funds, and life actuarial reserves as of December 31, 2023, were as follows:

(a)	Individual Annuities

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$—	—	—	—	—%
(b) At book value less current surrender charge of 5% or more	35,358,397	—	—	35,358,397	1.242
(c) At fair value	—	—	5,027,772	5,027,772	0.177
(d) Total with market value adjustment or at fair value (Total of a through c)	35,358,397	—	5,027,772	40,386,169	1.419
(e) At book value without adjustment (minimal or no charge or adjustment)	2,414,987,374	—		2,414,987,374	84.838
2. Not subject to discretionary withdrawal	391,197,553	—	—	391,197,553	13.743
3. Total (gross: direct + assumed)	2,841,543,324	—	5,027,772	2,846,571,096	100.000
4. Reinsurance ceded	—	—	—	—
5. Total (net) (3) – (4)	$2,841,543,324	—	5,027,772	2,846,571,096
6. Amount in A(1)b that will move to A(1)e next year	$35,358,397	—	—	35,358,397

(b)	Group Annuities

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$2,031,840	—	—	2,031,840	4.981%
(b) At book value less current surrender charge of 5% or more	—	—	—	—	—
(c) At fair value	—	—	—	—	—
(d) Total with market value adjustment or at fair value (Total of a through c)	2,031,840	—	—	2,031,840	4.981
(e) At book value without adjustment (minimal or no charge or adjustment)	37,968,900	—	—	37,968,900	93.073
2. Not subject to discretionary withdrawal	793,894	—	—	793,894	1.946
3. Total (gross: direct + assumed)	40,794,634	—	—	40,794,634	100.000
4. Reinsurance ceded	—	—	—	—
5. Total (net) (3) – (4)	$40,794,634	—	—	40,794,634
6. Amount in A(1)b that will move to A(1)e next year	$—	—	—	—

25	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(c)	Deposit-Type Contracts

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$461,968,428	—	—	461,968,428	55.936%
(b) At book value less current surrender charge of 5% or more	—	—	—	—	—
(c) At fair value	—	—	—	—	—
(d) Total with market value adjustment or at fair value (Total of a through c)	461,968,428	—	—	461,968,428	55.936
(e) At book value without adjustment (minimal or no charge or adjustment)	363,013,702	—	—	363,013,702	43.954
2. Not subject to discretionary withdrawal	906,964	—	—	906,964	0.110
3. Total (gross: direct + assumed)	825,889,094	—	—	825,889,094	100.000
4. Reinsurance ceded	—	—	—	—
5. Total (net) (3) – (4)	$825,889,094	—	—	825,889,094
6. Amount in A(1)b that will move to A(1)e next year	$—	—	—	—

A reconciliation of annuity actuarial reserves and deposit type contract funds as of December 31, 2023 is as follows:

Amount
Life and accident and health annual statement:
1. Exhibit 5, annuities section, total (net)	$2,613,875,586
2. Exhibit 5, supplementary contracts with life contingencies section, total (net)	268,462,372
3. Exhibit of deposit-type contracts, line 14, column 1	825,889,094
4. Subtotal	3,708,227,052
Separate account assets statement:
5. Exhibit 3, line 0299999, column 2	5,027,772
6. Exhibit 3, line 0399999, column 2	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Other contract deposit funds	—
11. Subtotal	5,027,772
12. Combined total	$3,713,254,824

26	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(d)	Life Contracts

	General account			Separate account nonguaranteed
	Account			Account
	value	Cash value	Reserve	value	Cash value	Reserve
A. Subject to discretionary withdrawal:
(1) Term policies with cash value	$—	—	—	—	—	—
(2) Universal life	805,250,510	804,984,903	809,247,560	—	—	—
(3) Universal life with secondary guarantees	—	—	—	—	—	—
(4) Indexed universal life	—	—	—	—	—	—
(5) Indexed universal life with secondary guarantees	—	—	—	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash value life insurance	—	5,043,503,225	5,707,329,279	—	—	—
(8) Variable life	—	—	—	—	—	—
(9) Variable universal life	1,766,731	1,766,731	1,785,927	3,292,826	3,292,826	3,292,826
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not Subject to discretionary withdrawal:
(1) Term policies without cash value	XXX	XXX	1,474,997,069	XXX	XXX	—
(2) Accidental death benefits	XXX	XXX	610,190	XXX	XXX	—
(3) Disability – Active lives	XXX	XXX	19,181,601	XXX	XXX	—
(4) Disability – Disabled lives	XXX	XXX	71,035,214	XXX	XXX	—
(5) Miscellaneous reserves	XXX	XXX	113,288,386	XXX	XXX	—
C. Total (gross: direct + assumed)	807,017,241	5,850,254,859	8,197,475,226	3,292,826	3,292,826	3,292,826
D. Reinsurance ceded	—	—	120,259,396	—	—	—
E. Total (net) (C) – (D)	$807,017,241	5,850,254,859	8,077,215,830	3,292,826	3,292,826	3,292,826

A reconciliation of the life actuarial reserves as of December 31, 2023 is as follows

Amount
Life and accident and health annual statement:
(1) Exhibit 5, life insurance section, total (net)	$7,874,474,895
(2) Exhibit 5, accidental death benefits section, total (net)	610,190
(3) Exhibit 5, disability – active lives section, total (net)	19,181,602
(4) Exhibit 5, disability – disabled lives section, total (net)	69,692,885
(5) Miscellaneous reserves section, total (net)	113,256,258
(6) Subtotal	8,077,215,830
Separate accounts annual statement:
(7) Exhibit 3, line 0199999, column 2	3,292,826
(8) Exhibit 3, line 0499999, column 2	—
(9) Exhibit 3, line 0599999, column 2	—
(10) Subtotal (Lines 7–9)	3,292,826
(11) Combined total (6 and 10)	$8,080,508,656

27	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

Withdrawal characteristics of annuity actuarial reserves, deposit type contract funds, and life actuarial reserves as of December 31, 2022, were as follows:

(a)	Individual Annuities

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$—	—	—	—	—%
(b) At book value less current surrender charge of 5% or more	37,772,139	—	—	37,772,139	1.235
(c) At fair value	—	—	4,637,213	4,637,213	0.152
(d) Total with market value adjustment or at fair value (Total of a through c)	37,772,139	—	4,637,213	42,409,352	1.387
(e) At book value without adjustment (minimal or no charge or adjustment)	2,621,707,486	—	—	2,621,707,486	85.729
2. Not subject to discretionary withdrawal	394,033,327	—	—	394,033,327	12.885
3. Total (gross: direct + assumed)	3,053,512,952	—	4,637,213	3,058,150,165	100.000
4. Reinsurance ceded	—	—	—	—
5. Total (net) (3) – (4)	$3,053,512,952	—	4,637,213	3,058,150,165
6. Amount in A(1)b that will move to A(1)e next year	$37,772,139	—	—	37,772,139

(b)	Group Annuities

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$4,039,255	—	—	4,039,255	8.633%
(b) At book value less current surrender charge of 5% or more	—	—	—	—	—
(c) At fair value	—	—	—	—	—
(d) Total with market value adjustment or at fair value (Total of a through c)	4,039,255	—	—	4,039,255	8.633
(e) At book value without adjustment (minimal or no charge or adjustment)	41,934,767	—	—	41,934,767	89.626
2. Not subject to discretionary withdrawal	814,461	—	—	814,461	1.741
3. Total (gross: direct + assumed)	46,788,483	—	—	46,788,483	100.000
4. Reinsurance ceded	—	—	—	—
5. Total (net) (3) – (4)	$46,788,483	—	—	46,788,483
6. Amount in A(1)b that will move to A(1)e next year	$—	—	—	—

28	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(c)	Deposit-Type Contracts

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$460,216,259	—	—	460,216,259	54.936%
(b) At book value less current surrender charge of 5% or more	—	—	—	—	—
(c) At fair value	—	—	—	—	—
(d) Total with market value adjustment or at fair value (Total of a through c)	460,216,259	—	—	460,216,259	54.936
(e) At book value without adjustment (minimal or no charge or adjustment)	376,459,414	—	—	376,459,414	44.938
2. Not subject to discretionary withdrawal	1,057,835	—	—	1,057,835	0.126
3. Total (gross: direct + assumed)	837,733,508	—	—	837,733,508	100.000
4. Reinsurance ceded	—	—	—	—
5. Total (net) (3) – (4)	$837,733,508	—	—	837,733,508
6. Amount in A(1)b that will move to A(1)e next year	$—	—	—	—

A reconciliation of annuity actuarial reserves and deposit type contract funds as of December 31, 2022 is as follows:

Amount
Life and accident and health annual statement:
1. Exhibit 5, annuities section, total (net)	$2,833,876,260
2. Exhibit 5, supplementary contracts with life contingencies section, total (net)	266,425,175
3. Exhibit of deposit-type contracts, line 14, column 1	837,733,508
4. Subtotal	3,938,034,943
Separate account assets statement:
5. Exhibit 3, line 0299999, column 2	4,637,213
6. Exhibit 3, line 0399999, column 2	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Other contract deposit funds	—
11. Subtotal	4,637,213
12. Combined total	$3,942,672,156

29	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(d)	Life Contracts

	General account			Separate account nonguaranteed
	Account			Account
	value	Cash value	Reserve	value	Cash value	Reserve
A. Subject to discretionary withdrawal:
(1) Term policies with cash value	$—	—	—	—	—	—
(2) Universal life	839,075,470	838,608,531	843,049,763	—	—	—
(3) Universal life with secondary guarantees	—	—	—	—	—	—
(4) Indexed universal life	—	—	—	—	—	—
(5) Indexed universal life with secondary guarantees	—	—	—	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash value life insurance	—	4,782,930,023	5,395,996,133	—	—	—
(8) Variable life	—	—	—	—	—	—
(9) Variable universal life	1,814,460	1,814,460	1,833,223	2,935,321	2,935,321	2,935,321
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not Subject to discretionary withdrawal:
(1) Term policies without cash value	XXX	XXX	1,371,959,318	XXX	XXX	—
(2) Accidental death benefits	XXX	XXX	664,784	XXX	XXX	—
(3) Disability – Active lives	XXX	XXX	18,220,572	XXX	XXX	—
(4) Disability – Disabled lives	XXX	XXX	72,573,839	XXX	XXX	—
(5) Miscellaneous reserves	XXX	XXX	139,526,581	XXX	XXX	—
C. Total (gross: direct + assumed)	840,889,930	5,623,353,014	7,843,824,213	2,935,321	2,935,321	2,935,321
D. Reinsurance ceded	—	—	112,555,816	—	—	—
E. Total (net) (C) – (D)	$840,889,930	5,623,353,014	7,731,268,397	2,935,321	2,935,321	2,935,321

A reconciliation of the life actuarial reserves as of December 31, 2022 is as follows:

Amount
Life and accident and health annual statement:
(1) Exhibit 5, life insurance section, total (net)	$7,501,875,545
(2) Exhibit 5, accidental death benefits section, total (net)	664,784
(3) Exhibit 5, disability – active lives section, total (net)	18,220,572
(4) Exhibit 5, disability – disabled lives section, total (net)	71,011,748
(5) Miscellaneous reserves section, total (net)	139,495,748
(6) Subtotal	7,731,268,397
Separate accounts annual statement:
(7) Exhibit 3, line 0199999, column 2	2,935,321
(8) Exhibit 3, line 0499999, column 2	—
(9) Exhibit 3, line 0599999, column 2	—
(10) Subtotal (Lines 7–9)	2,935,321
(11) Combined total (6 and 10)	$7,734,203,718

30	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(4)	Policy and Contract Claims and Liabilities

Activity in the liability for unpaid accident and health claims and claims adjustment expenses is summarized in the following table. The liability for unpaid accident and health claims and claims adjustment expenses includes policy and contract claims in process and the corresponding claims reserve. These amounts are included as a component of the aggregate reserve for accident and health contracts and liability for policy and contract claims presented in the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity.

	2023	2022
Balance, January 1	$118,255,664	120,722,103
Less reinsurance recoverables	84,359,680	85,482,076
Net balance, January 1	33,895,984	35,240,027
Incurred related to:
Current year	9,875,804	9,715,453
Prior year	2,580,290	(2,170,385)
Total incurred	12,456,094	7,545,068
Paid related to:
Current year	1,728,332	1,856,289
Prior year	7,770,376	7,032,822
Total paid	9,498,708	8,889,111
Net balance, December 31	36,853,370	33,895,984
Plus reinsurance recoverables	88,270,678	84,359,680
Balance, December 31	$125,124,048	118,255,664

(5)	Transactions with Affiliates

Through common ownership and directorship, the Company has certain transactions with associated companies. Substantially all of these transactions represent agency-related costs of operations. Agreements with the State and County Farm Bureau organizations in the various states provide for reimbursement to these organizations of the cost of office space and clerical assistance and payments for use of the Farm Bureau name and logo. During the years ended December 31, 2023 and 2022, such fees aggregated $31,204,338 and $30,644,590, respectively, and are included in general insurance expenses in the statutory statements of earnings.

At December 31, 2023 and 2022, net amounts due to State and County Farm Bureaus were $990,100 and $1,485,691, respectively.

31	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(6)	Advances on Funding Agreements

The Company is a member of the FHLB of Dallas. Through its membership, the Company has participated in prior year funding agreements with the FHLB, the most recent being in 2017. The Company did not have any funding agreements with the FHLB as of December 31, 2023 and 2022. There was no maximum amount of aggregate borrowing on FHLB funding agreements during the reporting periods ended December 31, 2023 and 2022.

(7)	Notes Payable

The Company’s liability for borrowed money related to borrowings from the FHLB amounted to $140,500,000 and $180,500,000 as of December 31, 2023 and 2022, respectively. The debt is fixed-rate/fixed-term with the principal due at maturity and is secured with FHLB eligible collateral (U.S. Treasury Notes and/or Agency Pass-Through). Interest is paid monthly at the contracted rate with total interest expense during 2023 and 2022 of $4,003,915 and $4,057,554, respectively, with $234,204 and $334,210 accrued at December 31, 2023 and 2022, respectively. There are no scheduled payments with the balloon payments due at maturity and no sinking fund requirements. Further details are presented below:

	Face	Rate of		Carrying value December 31
Date of issue	amount	interest	Maturity date	2023	2022
03/29/2018	$40,000,000	3.00%	12/29/2023	$—	40,000,000
03/16/2020	38,000,000	1.82	03/16/2026	38,000,000	38,000,000
05/29/2020	40,000,000	1.90	06/01/2027	40,000,000	40,000,000
04/15/2021	22,500,000	1.85	04/14/2031	22,500,000	22,500,000
02/25/2022	40,000,000	2.35	02/26/2029	40,000,000	40,000,000
				140,500,000	180,500,000
			Accrued Interest	234,204	334,210
				$140,734,204	180,834,210

The Company has determined the estimated maximum borrowing capacity as $488,652,907 at December 31, 2023 compared to $468,455,154 at December 31, 2022. The Company has calculated this amount as 15% of unassigned surplus. The Company does not have any repurchase agreements as of December 31, 2023.

The aggregate maturities of debt for each of the five years subsequent to December 31, 2023 are as follows:

2024	$—
2025	—
2026	38,000,000
2027	40,000,000
2028	—

32	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(8)	Retirement Plans

The Company has a noncontributory defined benefit pension plan, a contributory defined contribution plan and postretirement benefit plans. All plans cover substantially all employees, subject to certain eligibility requirements such as age and length of service. The Company applies SSAP No. 102, Pensions, and SSAP No. 92, Postretirement Benefits Other Than Pensions.

(a)	Pension Plan

The Company presently maintains a noncontributory defined benefit pension plan covering all employees who have met the eligibility requirements. Benefits are based on a participant’s years of service and average monthly salary. The Company has agreed to make contributions to provide assets with which to pay retirement benefits. The assumed interest rates for funding are based on the segment rates published by the Internal Revenue Service with adjustments as allowed under applicable federal regulation. The projected unit credit cost method is the actuarial method used in funding the plan.

The projected benefit obligation, as determined by consulting actuaries (computed using the assumptions on the following page), and the net assets available for benefits as of December 31, 2023 and 2022 follow:

	2023	2022
Change in plan assets:
Fair value of plan assets at January 1	$240,191,299	302,296,419
Actual return on plan assets	21,155,610	(49,901,675)
Employer contributions	—	12,800,000
Benefits paid and transfers	(14,366,569)	(25,003,445)
Fair value of plan assets at December 31	$246,980,340	240,191,299
Change in projected benefit obligation:
Benefit obligation at January 1	$200,013,709	272,746,744
Service cost	6,880,953	10,359,582
Interest cost	9,741,428	7,841,224
Actuarial loss (gain)	1,049,850	(65,930,396)
Benefits paid and transfers	(14,366,569)	(25,003,445)
Benefit obligation at December 31	$203,319,371	200,013,709
Funded status:
Unrecognized actuarial loss	$(25,772,682)	(31,176,908)
Prepaid benefit cost	69,433,651	71,354,498
Over funded status	$43,660,969	40,177,590

The accumulated benefit obligation for the pension plan was $166,168,036 and $164,612,337 at December 31, 2023 and 2022, respectively.

33	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

For 2022, settlement accounting was required under SSAP No. 102 since single sum benefit payments exceeded the sum of service cost and interest cost during the fiscal year.  Settlement accounting requires the immediate recognition of a portion of the previously unrecognized actuarial gain or loss as of the measurement date.  Therefore, a settlement loss was recognized as a component of the 2022 net periodic benefit cost. There was no settlement cost recognized in 2023.

The components of pension costs and significant actuarial assumptions for the years ended December 31, 2023 and 2022 were as follows:

	2023	2022
Components of pension cost
Service cost	$6,880,953	10,359,582
Interest cost	9,741,428	7,841,224
Expected return on plan assets	(15,294,065)	(18,454,697)
Recognized actuarial loss	592,531	154,522
Recognized settlement loss	—	3,147,553
Net periodic benefit cost	$1,920,847	3,048,184

	2023	2022
Actuarial assumptions as of December 31
Discount rate	4.89%	5.06%
Expected return of plan assets	5.86	6.50
Rate of compensation increase	5.00	5.00
Mortality table	Pri-2012 using scale MP2021	Pri-2012 using scale MP2021
Postretirement lump sum/annuity purchase assumptions
	IRS Mortality and Interest Table for Section 417(e)(3)	IRS Mortality and Interest Table for Section 417(e)(3)

34	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(i)	Plan Assets

The Company’s pension plan weighted average asset allocation at December 31 was as follows:

	2023	2022
Asset category:
Cash and cash equivalents	5%	3%
Debt securities	61	32
Common stock mutual funds	18	40
Real estate	10	13
Other	6	12
Total	100%	100%

Plan assets for the defined benefit plan are a diversified mix of traditional asset classes. Investments in U.S. and foreign equity securities, fixed income securities, and cash are made to maximize long-term returns while recognizing the need for adequate liquidity to meet on-going benefit and administrative obligations. Risk tolerance of unexpected investment and actuarial outcomes is frequently evaluated by understanding the pension plan’s liability characteristics. This is performed through forecasting and assessing ranges of investment outcomes over short and long-term horizons and by assessing the Company’s financial condition and its future potential obligations from both the pension and general corporate requirements. A comprehensive asset/liability study was conducted in 2017 by Towers Watson. Equity investments, both active and passively managed, are used primarily to increase overall plan returns. Fixed income investments provide diversification benefits and liability hedging attributes that are desirable, especially in falling interest rate environments.

Asset allocations and investment performance are formally reviewed quarterly by the Pension Committee. The Pension Committee of the Company has delegated authority to the Pension Investment Committee to provide oversight and supervision with respect to the investment and management of the assets in the Plan.

The Company selects the expected long-term rate of return on assets assumption in consultation with the enrolled actuary. This rate is intended to reflect the average rate of earnings expected to be earned on the funds invested or to be invested to provide plan benefits. It is estimated based on many factors including the expected forecast for inflation, risk premiums for each asset class, expected asset allocation, current and future financial market conditions, and diversification and rebalancing strategies. Historical return patterns and correlations, consensus return forecasts and other relevant financial factors are analyzed to check for reasonableness and appropriateness. Each year the Pension Committee meets with the enrolled actuary to review all actuarial assumptions.

35	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

The fair value of the Company’s pension plan assets at December 31, 2023 and 2022, by asset category classified using the fair value measurement hierarchy, as well as assets measured at NAV as a practical expedient, are shown in the table below. See note 14, Fair Value Measurements, for fair value hierarchy level definitions.

	2023
				NAV as a
				practical
	Level 1	Level 2	Level 3	expedient*	Total
Cash and cash equivalents	$—	11,947,581	—	—	11,947,581
Equity funds	—	45,108,243	—	—	45,108,243
Fixed income:
U.S. government bonds and agencies	—	149,138,326	—	—	149,138,326
Real estate:
Real estate funds	—	—	—	25,062,152	25,062,152
Limited partnerships	—	—	—	451,582	451,582
Alternative credit funds	—	—	—	15,272,456	15,272,456
Total pension plan assets	$—	206,194,150	—	40,786,190	246,980,340

	2022
				NAV as a
				practical
	Level 1	Level 2	Level 3	expedient*	Total
Cash and cash equivalents	$—	7,292,749	—	—	7,292,749
Equity funds	—	95,759,236	—	—	95,759,236
Fixed income:
Fixed income funds	—	58,179,209	—	—	58,179,209
U.S. government bonds and agencies	—	19,279,739	—	—	19,279,739
Real estate:
Real estate funds	—	—	—	30,127,318	30,127,318
Limited partnerships	—	—	—	581,070	581,070
Alternative credit funds	—	—	—	28,971,978	28,971,978
Total pension plan assets	$—	180,510,933	—	59,680,366	240,191,299

*	Real estate funds, limited partnerships, and alternative credit funds are reported at the NAV as determined by the investment manager, which is used as a practical expedient to estimate the fair value. Subject to certain restrictions, real estate fund redemptions may be made quarterly via redemption request, giving a 30 day notice, and alternative credit fund redemptions may be made monthly via redemption request, giving a 30 day notice. Limited partnerships have no requested redemption feature.

36	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(ii)	Contributions

The acceptable range of contributions to the plan is determined each year by the enrolled actuary. In 2024, the Company does not expect to contribute to the plan. However, the actual amount of the contribution will be determined based on the plan’s funded status, personnel experience, pay increases, assumption changes, and return on plan assets as of the measurement date, which is the July 1 valuation date.

(iii)	Projected Benefit Payments

The following fiscal year pension plan benefit payments, which reflect expected future service, are expected to be paid:

Projected
benefit payments
Year:
2024	$15,091,516
2025	14,404,608
2026	14,456,701
2027	14,820,184
2028	15,048,153
2029–2033	73,601,656

(b)	Defined Contribution Plan

The Company has adopted a 401(k) Plan for the benefit of its eligible employees. Participants may defer up to 50% of their annual salary on a tax deferred basis. However, total deferral in any taxable year may not exceed a dollar limit which is set by law. The Company currently matches the deferred contributions up to 4%. Assets are maintained in a separate trust and are not part of Company assets. The cost of the plan to the Company was $1,874,237 and $1,773,515 in 2023 and 2022, respectively. The fair value of plan assets was $109,234,377 and $97,982,471 in 2023 and 2022, respectively.

(c)	Postretirement Benefit Plans

The Company currently offers life and health insurance benefits to retired employees. Employees are eligible for life insurance coverage if they retire on or after age 65 or retire early with 15 years of service. Life insurance benefits are generally set at a fixed amount. Employees are eligible for postretirement health coverage based on age and service requirements. Prior to Medicare eligibility, the Company will pay a portion of the monthly health insurance premium for the retiree and eligible spouse. For retired employees that are eligible for Medicare, the Company will reimburse premiums in individual Health Retirement Accounts up to a maximum monthly amount. The Company paid $712,151 and $740,178 in premiums on behalf of retired employees in 2023 and 2022, respectively.

37	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

The projected benefit obligation for the Company’s employee medical payments and life insurance postretirement benefit plans, none of which have been funded, is shown in the table below. Also provided is the funded status and components of the benefit expense, as determined by consulting actuaries:

	2023	2022
Change in projected benefit obligation:
Benefit obligation at January 1	$30,601,887	41,119,483
Service cost	756,029	1,238,732
Interest cost	1,527,960	1,234,187
Actuarial loss (gain)	(242,221)	(12,250,337)
Benefits paid	(712,152)	(740,178)
Benefit obligation at December 31	$31,931,503	30,601,887

Funded status:
Unrecognized prior service credit	$7,186,631	8,526,533
Unrecognized actuarial loss	570,538	427,722
Accrued liability	(39,688,672)	(39,556,142)
Under funded status	$(31,931,503)	(30,601,887)

	2023	2022
Components of postretirement benefit expense
Service cost	$756,029	1,238,732
Interest cost	1,527,960	1,234,187
Amortization of prior service credit	(1,339,902)	(1,319,856)
Amortization of net actuarial loss	(99,405)	555,961
Postretirement benefit expense	$844,682	1,709,024

The postretirement benefit expense is included in the accompanying statutory statements of earnings as general insurance expenses.

The discount rate used in determining the accumulated postretirement benefit obligation was 4.93% and 5.11% in 2023 and 2022, respectively. The healthcare cost trend rate for 2023 expense was 6.6% graded to 4.5% for 2030 and beyond for employees under age 65. The assumed healthcare cost trend rate used in measuring the accumulated postretirement benefit obligation was 7.6% for 2024 graded to 4.5% in 2032 and beyond for employees under age 65.

Additionally, the Company has other unfunded, defined, postretirement benefit and deferred compensation plans (other postretirement benefit plans) for employees and nonemployee directors of the Company. The recorded liability of these plans was $36,887,015 and $32,991,485 at December 31, 2023 and 2022, respectively. The recorded net periodic benefit costs of these plans was $2,852,689 and $3,345,633 during the years ended December 31, 2023 and 2022, respectively.

38	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

The expected future contributions and benefit payments for postretirement benefits follow:

	Employee	Employee	Other
	medical	life	postretirement
	payments	insurance	benefits
Year:
2024	$1,178,794	207,823	4,447,239
2025	1,244,844	225,091	4,186,325
2026	1,286,765	244,605	4,111,954
2027	1,355,673	264,921	3,985,550
2028	1,448,247	284,730	2,818,416
2029–2033	7,857,361	1,744,063	13,102,770

Beginning January 1, 2009, prescription drug coverage was eliminated from the postretirement medical benefit plan for Medicare eligible retirees. Medicare eligible retirees are encouraged to sign up for Medicare Part D. The postretirement premium for Medicare eligible retirees was reduced appropriately. The gross benefit payments for all retirees (including prescription drug benefits) paid in fiscal 2023 and fiscal 2022 was $970,115 and $797,252, respectively. No amounts of subsidies were received in fiscal 2023 nor are any amounts expected to be received in fiscal 2024.

39	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(9)	Federal Income Taxes

The net deferred tax asset at December 31, 2023 and 2022, and the change is comprised of the following components:

	2023
	Ordinary	Capital	Total
Calculation of the net deferred tax asset:
(a) Gross deferred tax assets	$313,802,460	16,668,132	330,470,592
(b) Statutory valuation allowance adjustments	—	—	—
(c) Adjusted gross deferred tax assets	313,802,460	16,668,132	330,470,592
(d) Deferred tax assets nonadmitted	80,521,827	—	80,521,827
(e) Subtotal net admitted deferred tax asset	233,280,633	16,668,132	249,948,765
(f) Deferred tax liabilities	92,800,870	100,626,316	193,427,186
(g) Net admitted deferred tax asset (net deferred tax liability)	$140,479,763	(83,958,184)	56,521,579

	2022
	Ordinary	Capital	Total
Calculation of the net deferred tax asset:
(a) Gross deferred tax assets	$299,559,065	16,842,429	316,401,494
(b) Statutory valuation allowance adjustments	—	—	—
(c) Adjusted gross deferred tax assets	299,559,065	16,842,429	316,401,494
(d) Deferred tax assets nonadmitted	89,714,750	—	89,714,750
(e) Subtotal net admitted deferred tax asset	209,844,315	16,842,429	226,686,744
(f) Deferred tax liabilities	93,337,715	78,256,455	171,594,170
(g) Net admitted deferred tax asset (net deferred tax liability)	$116,506,600	(61,414,026)	55,092,574

	Change
	Ordinary	Capital	Total
Calculation of the net deferred tax asset:
(a) Gross deferred tax assets	$14,243,395	(174,297)	14,069,098
(b) Statutory valuation allowance adjustments	—	—	—
(c) Adjusted gross deferred tax assets	14,243,395	(174,297)	14,069,098
(d) Deferred tax assets nonadmitted	(9,192,923)	—	(9,192,923)
(e) Subtotal net admitted deferred tax asset	23,436,318	(174,297)	23,262,021
(f) Deferred tax liabilities	(536,845)	22,369,861	21,833,016
(g) Net admitted deferred tax asset (net deferred tax liability)	$23,973,163	(22,544,158)	1,429,005

40	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

Management has reviewed whether a valuation allowance is needed on its gross deferred tax assets reported above. Management believes that for years 2024–2026, it is more likely than not that the results of operations will generate sufficient ordinary taxable income to realize its deferred tax assets on noncapital items. Sufficient ordinary taxable income is also projected beyond 2026 to substantiate the ordinary deferred tax assets likely to be realized in those periods. For capital items, the Company has adequate taxable capital gains available in its invested assets portfolio to allow for the realization of capital deferred tax assets. The Company has also historically generated significant capital gains that could be used for future capital loss carrybacks arising from the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component of SSAP 101 for 2023 and 2022, and the change is comprised of the following components:

	2023
	Ordinary	Capital	Total
The amount of adjusted gross deferred tax assets admitted under each component of SSAP 101, paragraph 11:
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	198,861	198,861
(b) Adjusted gross DTAs expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation (lesser of 11bi or 11bii):	56,322,718	—	56,322,718
i. Adjusted gross DTAs expected to be realized following the balance sheet date	56,322,718	—	56,322,718
ii. Adjusted gross DTAs allowed per limitation threshold	N/A	N/A	479,914,587
(c) Adjusted gross DTAs (excluding the amount of deferred assets from 2(a) and 2(b) above) offset by gross DTLs	176,957,915	16,469,271	193,427,186
(d) DTA admitted as the result of application of SSAP No. 101, para 11 (a)+(b)-(c)	$233,280,633	16,668,132	249,948,765

	2022
	Ordinary	Capital	Total
The amount of adjusted gross deferred tax assets admitted under each component of SSAP 101, paragraph 11:
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
(b) Adjusted gross DTAs expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation (lesser of 11bi or 11bii):	55,092,574	—	55,092,574
i. Adjusted gross DTAs expected to be realized following the balance sheet date	55,092,574	—	55,092,574
ii. Adjusted gross DTAs allowed per limitation threshold	N/A	N/A	459,906,681
(c) Adjusted gross DTAs (excluding the amount of deferred assets from 2(a) and 2(b) above) offset by gross DTLs	154,751,741	16,842,429	171,594,170
(d) DTA admitted as the result of application of SSAP No. 101, para 11 (a)+(b)-(c)	$209,844,315	16,842,429	226,686,744

41	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

	Change
	Ordinary	Capital	Total
The amount of adjusted gross deferred tax assets admitted under each component of SSAP 101, paragraph 11:
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	198,861	198,861
(b) Adjusted gross DTAs expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation (lesser of 11bi or 11bii):	1,230,144	—	1,230,144
i. Adjusted gross DTAs expected to be realized following the balance sheet date	1,230,144	—	1,230,144
ii. Adjusted gross DTAs allowed per limitation threshold	N/A	N/A	20,007,906
(c) Adjusted gross DTAs (excluding the amount of deferred assets from 2(a) and 2(b) above) offset by gross DTLs	22,206,174	(373,158)	21,833,016
(d) DTA admitted as the result of application of SSAP No. 101, para 11 (a)+(b)-(c)	$23,436,318	(174,297)	23,262,021

Ratios used for threshold limitation in SSAP 101, paragraph 11.b.ii:

	2023	2022
(a) Ratio percentage used to determine recovery period and threshold limitation amount	1,398%	1,353%
(b) Adjusted capital and surplus used to determine the threshold limitation amount	$3,199,430,580	3,066,044,537

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following components:

	2023	2022	Change
Total deferred tax assets	$330,470,592	316,401,494	14,069,098
Total deferred tax liabilities	193,427,186	171,594,170	21,833,016
Net deferred tax asset/liability	137,043,406	144,807,324	(7,763,918)
Tax effect of unrealized gains/(losses)	(97,929,173)	(75,376,590)	(22,552,583)
Change in net deferred income tax (without tax on unrealized gains and losses)	$234,972,579	220,183,914	14,788,665

42	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

The main components of deferred taxes as of December 31, 2023 and 2022 and changes are as follows:

	2023
	Ordinary	Capital	Total
Deferred tax assets:
Life reserves	$189,963,652	—	189,963,652
Deferred acquisition costs	88,877,526	—	88,877,526
Partnerships	—	12,716,833	12,716,833
Policyholder dividends	6,667,488	—	6,667,488
Other employee benefits	12,413,588	—	12,413,588
Asset impairments	—	3,685,832	3,685,832
Nonadmitted assets	14,090,654	—	14,090,654
Other	1,789,552	265,467	2,055,019
Total deferred tax assets	313,802,460	16,668,132	330,470,592
Nonadmitted deferred tax assets	(80,521,827)	—	(80,521,827)
Admitted deferred tax assets	233,280,633	16,668,132	249,948,765
Deferred tax liabilities:
Premiums deferred and uncollected	(76,805,915)	—	(76,805,915)
Life reserves	(7,174,761)	—	(7,174,761)
Accrual of discount on bonds	(6,791,982)	—	(6,791,982)
Asset conversions	—	(1,626,530)	(1,626,530)
Depreciation differences	(1,847,820)	—	(1,847,820)
Unrealized investment gains	—	(97,929,173)	(97,929,173)
Other	(180,392)	(1,070,613)	(1,251,005)
Total deferred tax liabilities	(92,800,870)	(100,626,316)	(193,427,186)
Net admitted deferred tax assets	$140,479,763	(83,958,184)	56,521,579

43	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

	2022
	Ordinary	Capital	Total
Deferred tax assets:
Life reserves	$189,201,042	—	189,201,042
Deferred acquisition costs	81,928,377	—	81,928,377
Partnerships	—	13,215,993	13,215,993
Policyholder dividends	6,184,169	—	6,184,169
Other employee benefits	11,748,449	—	11,748,449
Asset impairments	—	3,486,969	3,486,969
Nonadmitted assets	9,382,400	—	9,382,400
Other	1,114,628	139,467	1,254,095
Total deferred tax assets	299,559,065	16,842,429	316,401,494
Nonadmitted deferred tax assets	(89,714,750)	—	(89,714,750)
Admitted deferred tax assets	209,844,315	16,842,429	226,686,744
Deferred tax liabilities:
Premiums deferred and uncollected	(73,809,766)	—	(73,809,766)
Life reserves	(10,762,143)	—	(10,762,143)
Accrual of discount on bonds	(6,293,609)	—	(6,293,609)
Asset conversions	—	(1,920,959)	(1,920,959)
Depreciation differences	(2,169,407)	—	(2,169,407)
Unrealized investment gains	—	(75,376,589)	(75,376,589)
Other	(302,790)	(958,907)	(1,261,697)
Total deferred tax liabilities	(93,337,715)	(78,256,455)	(171,594,170)
Net admitted deferred tax assets	$116,506,600	(61,414,026)	55,092,574

44	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

	Change
	Ordinary	Capital	Total
Deferred tax assets:
Life reserves	$762,610	—	762,610
Deferred acquisition costs	6,949,149	—	6,949,149
Partnerships	—	(499,160)	(499,160)
Policyholder dividends	483,319	—	483,319
Other employee benefits	665,139	—	665,139
Asset impairments	—	198,863	198,863
Nonadmitted assets	4,708,254	—	4,708,254
Other	674,924	126,000	800,924
Total deferred tax assets	14,243,395	(174,297)	14,069,098
Nonadmitted deferred tax assets	9,192,923	—	9,192,923
Admitted deferred tax assets	23,436,318	(174,297)	23,262,021
Deferred tax liabilities:
Premiums deferred and uncollected	(2,996,149)	—	(2,996,149)
Life reserves	3,587,382	—	3,587,382
Accrual of discount on bonds	(498,373)	—	(498,373)
Asset conversions	—	294,429	294,429
Depreciation differences	321,587	—	321,587
Unrealized investment gains	—	(22,552,584)	(22,552,584)
Other	122,398	(111,706)	10,692
Total deferred tax liabilities	536,845	(22,369,861)	(21,833,016)
Net admitted deferred tax assets	$23,973,163	(22,544,158)	1,429,005

As of December 31, 2023 and 2022, there were no tax credit carryforwards or operating losses available for tax purposes.

45	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

The differences between income tax expense on the statutory statements of earnings and the amounts completed by applying the federal income tax rate to earnings before federal income taxes are listed below.

	2023		2022
	Amount	Percentage	Amount	Percentage
Current income taxes incurred:
Operations	$45,325,000	22.0%	$39,950,000	23.0%
Realized investment gains (losses)	1,695,827	0.8	145,088	0.1
Current income taxes incurred	47,020,827	22.8	40,095,088	23.1
Change in deferred income tax (without tax on unrealized gains and losses):	(14,788,665)	(7.2)	(7,424,967)	(4.3)
Total income tax reported	$32,232,162	15.6%	$32,670,121	18.8%
Income taxes computed at statutory rate:
Operations	$44,118,340		$38,423,690
Realized investment gains (losses)	(859,976)		(1,925,092)
Income tax including capital gains/losses	43,258,364	21.0%	36,498,598	21.0%
Adjustments to income tax:
Tax-exempt interest	(1,586,460)	(0.8)	(1,548,707)	(0.9)
Dividends received deduction	(655,434)	(0.3)	(737,683)	(0.4)
Amortization of IMR	(182,336)	(0.1)	745,163	0.4
Nondeductible expenses	3,315,399	1.6	2,663,732	1.5
Foreign tax withheld	94,500	—	48,300	—
Other adjustments on investments	(331)	—	(9,153)	—
Adjustment of prior year’s income taxes:
Under/(over) accrual of PY taxes	(1,539,327)	(0.7)	(1,081,474)	(0.6)
Investment in bonds	(107,389)	(0.1)	645,986	0.4
Investment in partnerships	51,540	—	(118,019)	(0.1)
Other adjustments	—	—	34,848	—
Adjustment for pension/other benefits	(73,140)	—	4,191,111	2.4
Nonadmitted assets	(5,856,131)	(2.8)	(2,380,651)	(1.4)
Tax credits	(4,487,093)	(2.2)	(6,281,930)	(3.5)
Total income tax reported	$32,232,162	15.6%	$32,670,121	18.8%

In August 2007, the Internal Revenue Service (IRS) issued Revenue Ruling 2007-54, which would have changed accepted industry and IRS interpretations of the statutes governing the computation of the Dividends Received Deduction (DRD) on separate account assets held in connection with variable annuity and life contracts. However, the ruling was suspended by Revenue Ruling 2007-61, which also announced the IRS’ intention to issue regulations with respect to certain computational aspects of the DRD. Although regulations that represent a substantial change in an interpretation of the law are generally given a prospective effective date, this is not guaranteed. As a result, depending on the ultimate timing and substance of any such regulations, which are unknown at this time, such future regulations could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. During 2023 and 2022, the Company estimated an income tax benefit of $6,123 and $6,244, respectively, related to the separate account DRD.

46	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

The Company files income tax returns in the U.S. federal jurisdiction and the states of Florida, Louisiana, Mississippi and Montana. With few exceptions, the Company is no longer subject to U.S. federal and state income tax examinations by tax authorities for 2019 and earlier tax years. If the Company incurs interest and penalties on income taxes, they are recognized as a component within income taxes.

As of December 31, 2023 and 2022, the Company had no unrecognized deferred tax liabilities. The Company does not expect that the liability related to any federal or foreign tax loss contingencies will significantly increase within the next 12 months.

47	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(10)	Commitments

(a)	Litigation

The Company and other parties are involved in various other litigation in the normal course of business. It is management’s opinion, after consultation with counsel and a review of the facts, that the ultimate liability, if any, arising from such contingencies will not have a material adverse effect on the Company’s financial position or on the results of its operations or cash flows.

(b)	Guaranty Association Assessments

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business.

There are currently several insurance companies, which had substantial amounts of life and annuity business, in the process of liquidation or rehabilitation. The Company’s net payment was $118,136 and $8,202 to various state guaranty associations during 2023 and 2022, respectively. The Company has recorded a liability related to guaranty fund assessments of $3,038,333 and $1,336,811 at December 31, 2023 and 2022, respectively. These liabilities are included as taxes, other than federal income taxes in the statutory statements of admitted assets, liabilities and stockholders’ equity. The Company may use the assessments to offset future premium taxes.

(c)	Leases

The Company is obligated under the terms of various leases for certain equipment. Total lease rental expense, including short-term rentals, amounted to approximately $1,230,000 in 2023 and $1,560,000 in 2022. In most cases, management expects that in the normal course of business leases will be renewed or replaced by other leases. Future minimum rental payments required under leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2023 are not significant.

(d)	Loan and Equity Commitments

The Company has commitments to extend credit and to make equity investments in the normal course of business. Commitments to extend credit are agreements to lend money with fixed expiration dates or other termination clauses. Equity commitments usually take the form of investments in limited partnerships. The Company applies its normal lending standards when extending credit commitments. Since several of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Collateral is not obtained for commitments to extend credit but is obtained when loans are closed based on an assessment of the customers’ creditworthiness. The Company’s maximum exposure to credit loss is represented by the contractual amount of the commitments. Commitments to extend credit and to make equity investments aggregated to approximately $609,970,000 at December 31, 2023.

48	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(11)	Reinsurance

The Company follows the usual industry practices of reinsuring (ceding) portions of its risk with other companies. Use of reinsurance does not discharge an insurer from liability on the insurance ceded. The insurer is required to pay in full the amount of its insurance obligations regardless of whether it is entitled or able to receive payment from its reinsurer. The Company monitors both the financial condition of the reinsurers as well as risk concentrations arising from activities and economic characteristics of the reinsurers to lessen the risk of default by such reinsurers. All principal reinsurers maintain an A.M. Best rating of “A” or better.

A summary of reinsurance activity, all with unrelated parties, follows:

	2023	2022
At December 31:
Ceded life insurance in force	$48,858,729,871	45,047,704,424
Reserve credits for life insurance	120,259,397	112,555,815
Ceded health insurance in force:
Disability insurance (monthly benefit)	2,297,477	2,529,990
Long-term care insurance (daily benefit)	1,238,416	1,295,759
Reserve credits for health insurance	420,961,622	411,768,202
For the year ended December 31:
Premiums ceded	$64,248,517	59,963,781
Commissions and reinsurance expenses allowances	3,693,547	3,322,187
Claims ceded	67,827,532	64,543,450

A contingent liability exists with respect to life insurance covered under reinsurance agreements in the event the reinsurance company is unable to meet its obligations due under the contracts. In the opinion of management, this liability is not significant.

(12)	Statutory Capital and Surplus and Dividend Restriction

The NAIC utilizes Risk-Based Capital (RBC) to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset quality, (ii) insurance risk, (iii) interest rate risk, and (iv) other business factors. The RBC formula is designed as an early warning tool for the states to identify potential under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors the level of its RBC, and it exceeds the minimum required levels as of December 31, 2023 and 2022.

State insurance departments, which regulate insurance companies, recognize only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under law, and for determining whether its financial condition warrants payment of a dividend to its shareholders. The Company is restricted by the Mississippi State Insurance Code as to the amount of dividends that may be paid within a twelve consecutive month period without regulatory consent. That restriction is the greater of statutory net gain from operations for the previous year or 10% of the policyholder surplus (net of capital stock) at December 31 of the previous year, subject to a maximum limit equal to statutory earned surplus.

49	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

In addition to the statutory restrictions on dividend distributions, the Company is further restricted by its Articles of Association. Article VII states that No cash dividend shall be paid on the Common Stock in any calendar year unless the capital, surplus and contingency reserves of the corporation shall equal or exceed seven percent (7%) of all other liabilities, with some adjustments for investment transaction reserves, separate account business, and the liability for policy dividends not yet apportioned. Further, the articles state, In addition to the foregoing limitation on the payment of cash dividends on the Common Stock, no cash dividends shall be paid in excess of ten percent (10%) of the profits of the corporation in any calendar year or in excess of seventy-five cents (0.75) for each One Thousand Dollars ($1,000.00) of insurance in force in any calendar year, whichever is the greater. Also, In addition to all other limitations upon the payment of dividends, and except as otherwise provided herein, the corporation shall not declare dividends upon its Common Stock or participating dividends to policyholders except with the approval of the holders of seventy-five percent (75%) of all issued and outstanding shares of the Common Stock.

Dividend distributions are also restricted by the Company’s Bylaws. Article II, Section 6 of the Bylaws of the Company states, In addition to the usual rights and powers of stockholders, as provided in the articles of association of the corporation and by law, the approval of the holders of seventy-five percent (75%) of all issued and outstanding Common Stock of the corporation shall be required to authorize the payment of dividends upon the capital stock of the corporation or participating dividends to policyholders.

At its regularly scheduled meeting on February 21, 2023, the Board of Directors of the Company declared a dividend on its outstanding common stock totaling $21,500,000 to be paid on February 21, 2023 to the ten shareholders of record at February 21, 2023. The dividend declaration and payment were approved in accordance with the Articles of Association and Bylaws of the Company.

At its regularly scheduled meeting on February 22, 2022, the Board of Directors of the Company declared a dividend on its outstanding common stock totaling $21,200,000 to be paid on February 22, 2022 to the ten shareholders of record at February 22, 2022. The dividend declaration and payment were approved in accordance with the Articles of Association and Bylaws of the Company.

Unassigned surplus funds are held for the benefit of stockholders. Total unassigned surplus was $3,257,686,046 and $3,123,034,363 at December 31, 2023 and 2022, respectively.

(13)	Separate Accounts

The separate accounts held by the Company relate to individual annuities and life products of a nonguaranteed return nature. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative. The separate accounts assets and liabilities represent funds that are separately administered, principally for the benefit of certain policyholders who bear the investment risk. The separate accounts assets and liabilities are carried at fair value. Revenues and expenses related to the separate accounts assets and liabilities, to the extent of benefits provided to the separate accounts policyholders, are excluded from the amounts reported in the accompanying statutory statements of earnings.

Separate accounts premiums and other considerations amounted to $192,103 in 2023 and $220,212 in 2022. Reserves for separate accounts with the assets at fair value were $8,320,598 and $7,572,534, at December 31, 2023 and 2022, respectively. The separate accounts had expense allowances in the amount of $11 and $210 at December 31, 2023 and 2022, respectively.

50	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(14)	Fair Value Measurements

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment, which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 – Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

51	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(a)	Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

Given the Company’s investment asset strategy, a relatively small portion of the Company’s investment assets are measured at fair value. The following tables provide information as of December 31, 2023 and 2022 about the Company’s financial assets and liabilities measured at fair value on a recurring basis.

	December 31, 2023
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$75,127,502	846,666	—	75,974,168
Common stocks	659,040,271	140,214,064	33,190,931	832,445,266
Perpetual preferred stocks	—	25,135,062	9,872,913	35,007,975
Separate account assets	—	8,320,609	—	8,320,609
Cash equivalents	82,110,313	—	—	82,110,313
Derivative assets	—	264,031	—	264,031
Total assets at fair value	$816,278,086	174,780,432	43,063,844	1,034,122,362
Liabilities at fair value:
Derivative liabilities	$—	131,611	—	131,611
Separate account liabilities	—	8,320,609	—	8,320,609
Total liabilities at fair value	$—	8,452,220	—	8,452,220

	December 31, 2022
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$71,091,710	620,723	—	71,712,433
Common stocks	688,349,649	113,867,206	33,381,380	835,598,235
Perpetual preferred stocks	—	24,751,809	10,143,760	34,895,569
Separate account assets	—	7,572,744	—	7,572,744
Cash equivalents	48,170,168	—	—	48,170,168
Derivative assets	—	10,146	—	10,146
Total assets at fair value	$807,611,527	146,822,628	43,525,140	997,959,295
Liabilities at fair value:
Derivative liabilities	$—	12,222	—	12,222
Separate account liabilities	—	7,572,744	—	7,572,744
Total liabilities at fair value	$—	7,584,966	—	7,584,966

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

52	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(b)	Level 1 Financial Assets and Liabilities

The Level 1 financial assets include actively traded exchange-listed equity securities, exchange traded bond mutual funds, and all cash equivalents.

(c)	Level 2 Financial Assets and Liabilities

Bonds, such as co-investments and bank loans, and preferred stocks within the fair value hierarchy of Level 2 are those which are less liquid and rely on the observable trading levels of comparable securities as inputs to determine fair value. Common stocks within the fair value hierarchy of Level 2 are mutual funds and are based on net asset value calculated by the fund manager, which is used as the basis for current transactions. The mutual funds are not considered Level 1 as they are not traded in the open market. The Company has separate account financial assets and liabilities (divided into Subaccount Funds) that are managed and priced by external investment fund managers. As of December 31, 2023 and 2022, the separate account investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by each Fund and is derived by the fair value of the Fund’s underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the separate accounts sell and redeem shares at net asset value with the Funds. The characterization of the underlying securities held by the Funds in accordance with SSAP No. 100R differs from the characterization of an investment in the Fund.

(d)	Level 3 Financial Assets and Liabilities

The Company’s preferred stock within the fair value hierarchy of Level 3 is valued by a third party general partner whose limited partnership also owns shares. The price is based primarily on unobservable inputs. The Company also classifies privately placed equity securities in Level 3. Fair values are derived principally using unobservable inputs as there is little, if any, relevant market data.

53	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(e)	Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

The following table summarizes the changes in assets classified in Level 3 for 2022 and 2023. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

Balance at December 31, 2021	$40,257,814
Total gains or losses (realized/unrealized):
Included in net income	(34,510)
Included in surplus	(1,699,258)
Purchases, issuances and settlements	—
Transfers in (out) of Level 3	5,001,094
Balance at December 31, 2022	43,525,140
Total gains or losses (realized/unrealized):
Included in net income	—
Included in surplus	(461,296)
Purchases, issuances and settlements	—
Transfers in (out) of Level 3	—
Balance at December 31, 2023	$43,063,844
Total gains (losses) included in income attributable to instruments held at the reporting date	$—

Realized gains/losses on sales or impairment of equity securities are included in net income, and changes in unrealized gains/losses have been included in surplus.

Reclassifications impacting Level 3 financial instruments are reported as transfers in (out) of the Level 3 category as of the beginning of the quarter in which the transfer occurs. Therefore, gains and losses in income only reflect activity for the period the instrument was classified in Level 3.

(f)	Financial Instruments Not Carried at Fair Value

SSAP No. 100R, Fair Value Measurements, requires additional disclosures of fair value information of financial instruments. The following include disclosures for the other financial instruments not carried at fair value and not included in the above disclosure.

The fair values of financial instruments presented below are estimates of fair values at a specific point in time using available market information and valuation methodologies considered appropriate by management. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company does not intend to dispose of or liquidate such instruments prior to maturity.

54	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

The carrying amounts of cash, accounts receivable, and accounts payable approximate their fair values due to the short-term nature of these financial instruments.

The carrying amounts and fair values of the Company’s debt securities and preferred stocks are disclosed in note 2 of the notes to the statutory financial statements. For marketable debt securities and preferred stocks, fair values are based on quoted market prices. If a quoted market price is not available, as in the case of private placements, fair value is estimated using quoted market prices for similar securities.

The fair value for mortgage loans was determined on a loan-by-loan basis using market yields and coupon rates. Market yield for each loan was determined by adding an appropriate pricing spread to the yields on similar maturity treasury issues. The fair value for each loan was calculated as the present value of the future interest and principal payments at the market yield. The fair value of notes payable was determined using the current market loan rate from the Federal Home Loan Bank. The carrying amount and fair value of the Company’s investments in mortgage loans and notes payable at December 31, 2023 and 2022 follow:

	2023		2022
	Carrying	Estimated	Carrying	Estimated
	amount	fair value	amount	fair value
Commercial mortgages	$2,071,054,939	1,941,647,854	1,943,867,357	1,730,866,402
Residential mortgages	1,631,737	1,631,737	1,831,745	1,831,745
	$2,072,686,676	1,943,279,591	1,945,699,102	1,732,698,147
Notes payable	$140,734,204	126,959,946	180,834,210	162,599,104

The fair value of annuity contracts was determined to be the Company’s statutory reserve as such amount most closely approximates the current value of the expected payments under such contracts. Such reserve is higher than the policy surrender values, which is considered the floor value and lower than the account value, which is considered the maximum value. The account value does not approximate the amount the Company anticipates paying under such contracts due to anticipated surrenders.

It is not considered practicable to determine the fair value of the Company’s liability for pension plan administration funds due to the difficulty in calculating an estimated payment pattern and period. Such funds currently bear interest at a rate of approximately 3.65%. The interest rate will adjust annually based on investment portfolio returns for the related assets. Such funds have no stated maturity.

55	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(g)	Fair Value of all Financial Instruments

The aggregate fair value of all financial instruments as of December 31, 2023 is presented in the table below:

Type of financial	Aggregate	Admitted
instrument	fair value	value	Level 1	Level 2	Level 3
Bonds	$9,757,861,408	10,445,444,509	176,153,140	9,571,123,235	10,585,033
Cash equivalents	82,110,313	82,110,313	82,110,313	—	—
Common stock	194,723,360	194,723,360	161,532,429	—	33,190,931
Mutual funds	637,721,906	637,721,906	497,507,842	140,214,064	—
Preferred stock	35,364,476	35,407,975	—	25,491,563	9,872,913
Mortgage loans	1,879,245,469	2,072,686,676	—	1,879,245,469	—
Derivative investments (net)	132,420	132,420	—	132,420	—

The aggregate fair value of all financial instruments as of December 31, 2022 is presented in the table below:

Type of financial	Aggregate	Admitted
instrument	fair value	value	Level 1	Level 2	Level 3
Bonds	$9,518,726,930	10,410,052,514	136,767,585	9,371,632,283	10,327,062
Cash equivalents	48,170,168	48,170,168	48,170,168	—	—
Common stock	205,936,857	205,936,857	172,555,477	—	33,381,380
Mutual funds	629,661,378	629,661,378	515,794,172	113,867,206	—
Preferred stock	35,221,969	35,295,568	—	25,078,209	10,143,760
Mortgage loans	1,732,698,147	1,945,699,102	—	1,732,698,147	—
Derivative investments (net)	(2,076)	(2,076)	—	(2,076)	—

The Company does not have any financial instruments held at 2023 or 2022 that are considered not practicable to estimate fair value.

56

Schedule 1

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Selected Financial Data

December 31, 2023

Investment income earned:
U.S. government bonds	$16,345,696
Other bonds (unaffiliated)	412,363,889
Preferred stocks (unaffiliated)	1,242,782
Common stocks (unaffiliated)	21,834,121
Mortgage loans	71,018,821
Real estate	3,061,620
Premium notes, policy loans and liens	44,047,647
Cash, cash equivalents and short-term investments	6,493,847
Derivative instruments	(9,558)
Other invested assets	47,198,180
Aggregate write-ins for investment income	565,963
Gross investment income	$624,163,008
Real estate owned – book value less encumbrances	$18,835,810
Mortgage loans – book value:
Residential mortgages	$1,631,736
Commercial mortgages	2,071,054,940
Total mortgage loans	$2,072,686,676
Mortgage loans by standing – book value:
Good standing	$2,072,686,676
Good standing with restructured terms	—
Interest overdue more than 90 days, not in foreclosure	—
Foreclosure in process	—
Other long-term assets – statement value	$1,273,785,372
Policy loans	$609,441,017
Bonds and stocks of parents, subsidiaries and affiliates – book value:
Bonds	$—
Preferred stocks	—
Common stocks	—
Bonds, short-term investments, and cash equivalents by maturity – statement value:
Due within one year or less	$965,774,666
Over 1 year through 5 years	3,692,249,635
Over 5 years through 10 years	3,714,805,247
Over 10 years through 20 years	1,707,438,477
Over 20 years	447,286,797
Total by maturity	$10,527,554,822

57	(Continued)

Schedule 1

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Selected Financial Data

December 31, 2023

Bonds, short-term investments, and cash equivalents by class – statement value:
Class 1	$6,317,598,651
Class 2	3,860,554,721
Class 3	206,286,770
Class 4	48,170,377
Class 5	93,894,837
Class 6	1,049,466
Total by class	$10,527,554,822

Total bonds, short-term investments and cash equivalents, publicly traded	$6,930,293,549
Total bonds, short-term investments and cash equivalents, privately placed	3,597,261,273
Preferred stocks – statement value	35,407,975
Common stocks (unaffiliated) – fair value	832,445,266
Short-term investments – book value	—
Cash equivalents – book value	82,110,313
Options, caps and floors owned – statement value	—
Options, caps and floors written and in force – statement value	—
Collar, swap and forward agreements open – statement value	—
Futures contracts open – current value	—
Cash on deposit	84,494,332
Life insurance in force:
Industrial	$—
Ordinary	203,848,720,000
Credit life	—
Group life	2,258,625,000

Amount of accidental death insurance in force under ordinary policies	$445,388,000

Life insurance policies with disability provisions in force:
Industrial	$—
Ordinary	30,920,503,000
Credit life	—
Group life	2,258,603,000

Supplementary contracts in force:
Ordinary – not involving life contingencies:
Amount on deposit	$4,279,710
Income payable	20,169,258

Ordinary – involving life contingencies:
Income payable	$24,678,897

Group – not involving life contingencies:
Amount on deposit	$—
Income payable	—

Group – involving life contingencies:
Income payable	$—

58	(Continued)

Schedule 1

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Selected Financial Data

December 31, 2023

Annuities:
Ordinary:
Immediate – amount of income payable	$15,318,034
Deferred – fully paid account balance	401,519,384
Deferred – not fully paid – account balance	2,052,434,236
Group:
Amount of income payable	$81,360
Fully paid account balance	—
Not fully paid – account balance	40,000,740

Accident and health insurance – premiums in force:
Other	$23,679,522
Group	3,514,707
Credit	—

Deposit funds and dividend accumulations:
Deposit funds – account balance	$484,169,253
Dividend accumulations – account balance	209,982,839

Claim payments 2023
Group accident and health – year ended December 31, 2023:
2023	$31,000
2022	325,000
2021	98,000
2020	54,000
2019	64,000
Prior	418,000

Other accident and health – year ended December 31, 2023:
2023	$1,730,000
2022	1,953,000
2021	1,263,000
2020	957,000
2019	654,000
Prior	1,952,000

See accompanying independent auditors’ report.

59

Schedule 2

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Summary Investment Schedule

December 31, 2023

(In thousands)

			Admitted assets as
			reported in the
Investment categories	Gross investment holdings		annual statement
Long-term bonds (Schedule D Part 1):
U.S. governments	$585,615	3.786%	$585,615	3.789%
All other governments	36,316	0.235	36,316	0.235
U.S. states, territories and possessions, etc. guaranteed	19,729	0.128	19,729	0.128
U.S. political subdivisions of states, territories and possessions	246,830	1.596	246,830	1.597
U.S. special revenue and special assessment obligations	1,845,495	11.930	1,845,495	11.939
Industrial and miscellaneous	7,582,681	49.016	7,582,681	49.055
Hybrid securities	50,237	0.325	50,237	0.325
Parent, subsidiaries and affiliates	—	—	—	—
SVO identified funds	75,128	0.486	75,128	0.486
Bank loans	914	0.006	914	0.006
Certificates of Deposit	2,500	0.016	2,500	0.016
Total long-term bonds	10,445,445	67.522	10,445,445	67.575

Preferred stocks (Schedule D, Part 2, Section 1):
Industrial and miscellaneous (Unaffiliated)	35,408	0.229	35,408	0.229
Parent, subsidiaries and affiliates	—	—	—	—
Total preferred stocks	35,408	0.229	35,408	0.229

Common stocks (Schedule D, Part 2, Section 2):
Industrial and miscellaneous Publicly traded (Unaffiliated)	141,673	0.916	141,673	0.917
Industrial and miscellaneous Other (Unaffiliated)	53,050	0.343	53,050	0.343
Parent, subsidiaries and affiliates Publicly traded	—	—	—	—
Parent, subsidiaries and affiliates Other	—	—	—	—
Mutual Funds	140,214	0.906	140,214	0.907
Unit investment trusts	—	—	—	—
Closed-end funds	—	—	—	—
Exchange traded funds	497,508	3.216	497,508	3.219
Total common stocks	832,445	5.381	832,445	5.385

Mortgage loans (Schedule B):
Farm mortgages	—	—	—	—
Residential mortgages	1,632	0.011	1,632	0.011
Commercial mortgages	2,071,055	13.388	2,071,055	13.398
Mezzanine real estate loans	—	—	—	—
Total mortgages loans	2,072,687	13.398	2,072,687	13.409

Real estate (Schedule A)
Properties occupied by company	17,747	0.115	17,747	0.115
Properties held for production of income	1,089	0.007	1,089	0.007
Properties held for sale	—	—	—	—
Total real estate	18,836	0.122	18,836	0.122

Cash, cash equivalents and short-term investments:
Cash (Schedule E, Part 1)	84,500	0.546	84,500	0.547
Cash equivalents (Schedule E, Part 2)	82,110	0.531	82,110	0.531
Short-term investments (Schedule DA)	—	—		—
Total cash, cash equivalents and short-term investment	166,610	1.077	166,610	1.078

Contract loans	609,441	3.940	609,441	3.943
Derivatives (Schedule DB)	132	0.001	132	0.001
Other invested assets (Schedule BA)	1,285,994	8.313	1,273,785	8.241
Receivables for securities	2,767	0.018	2,768	0.018
Securities Lending (Schedule DL, Part 1)	—	—	—	—
Other invested assets (Page 2, Line 11)	—	—	—	—
Total invested assets	$15,469,765	100.000%	$15,457,557	100.000%

See accompanying independent auditors’ report.

60

Schedule 3

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories

December 31, 2023

(In thousands)

1)	Total admitted assets (excluding separate account assets):	$16,098,952

2)	Ten largest exposures to a single issuer/borrower/investment:

Issuer	Description of exposure	Amount	Percentage
Duke Energy Corporation	Indust. & Misc. - Issuer Obligations; Hybrid Securities - Issuer Obligations	$81,583	0.5%
WEC Energy Group, Inc.	Indust. & Misc. - Issuer Obligations	73,244	0.5
Sempra	Indust. & Misc. - Issuer Obligations	61,968	0.4
NextEra Energy, Inc.	Indust. & Misc. - Issuer Obligations	61,248	0.4
Entergy Corporation	Indust. & Misc. - Issuer Obligations; Hybrid Securities - Issuer Obligations	60,619	0.4
International Business Machines Corporation	Indust. & Misc. - Issuer Obligations	60,106	0.4
FirstEnergy Corp.	Indust. & Misc. - Issuer Obligations	57,749	0.4
Berkshire Hathaway Inc.	Indust. & Misc. - Issuer Obligations	56,118	0.3
American Electric Power Company, Inc.	Indust. & Misc. - Issuer Obligations	55,204	0.3
Unilever PLC	Indust. & Misc. - Issuer Obligations	50,682	0.3

3)	Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage	Stocks	Amount	Percentage
NAIC-1	$6,235,488	38.7%	P/RP-1	$975	N/M
NAIC-2	3,860,555	24.0	P/RP-2	20,562	0.1
NAIC-3	206,287	1.3	P/RP-3	3,998	N/M
NAIC-4	48,170	0.3	P/RP-4	—	—
NAIC-5	93,895	0.6	P/RP-5	9,873	0.1
NAIC-6	1,049	N/M	P/RP-6	—	—

4)	Admitted assets held in foreign investments:

	Amount	Percentage
Total admitted assets held in foreign investments	$1,223,065	7.6%
Foreign-currency denominated investments	—	—
Insurance liabilities denominated in that same foreign currency	—	—

5)	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated by NAIC-1	$1,119,547	7.0%
Countries rated by NAIC-2	98,129	0.6
Countries rated by NAIC-3 or below	5,641	N/M

6)	Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1:
Country:
Australia	$377,637	2.3%
United Kingdom	187,499	1.2
Countries rated NAIC-2:
Country:
Mexico	$51,153	0.3
Panama	16,784	0.1
Countries rated NAIC-3 or below:
Country:
Colombia	$2,372	N/M
Morocco	2,283	N/M

7)	Aggregate unhedged foreign currency exposure:	—	—

8)	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated by NAIC-1	$—	—%
Countries rated by NAIC-2	—	—
Countries rated by NAIC-3 or below	—	—

9)	Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1:	$—	—%
Countries rated NAIC-2:	—	—
Countries rated NAIC-3 or below:	—	—

N/M – Not meaningful

See accompanying independent auditors' report.

61	(Continued)

Schedule 3

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories

December 31, 2023

(In thousands)

10)	Ten largest nonsovereign foreign issues:

Issuer	NAIC Rating	Amount	Percentage
Equinor ASA	1	$30,638	0.2%
Transurban Group	2	26,003	0.2
Rolls-Royce Holdings plc	2,3	20,982	0.1
Mitsubishi HC Capital Inc.	2	19,000	0.1
Shell plc	1	18,163	0.1
AquaSure Holdings Pty Ltd	1	17,000	0.1
Ferguson plc	2	16,955	0.1
Enel SpA	2	16,034	0.1
Siemens Aktiengesellschaft	1	15,839	0.1
NSW Electricity Networks Finance Pty Limited	2	15,000	0.1

11)	Assets held in Canadian investments total $225,326 or 1.40% of the Company’s total admitted assets.

12)	There were no admitted assets held in investments with contractual sales restrictions.

13)	Ten largest equity interests:

Issuer	Investment category	Amount	Percentage
SPDR S&P 500 ETF	Mutual Funds – Common Stocks	$112,329	0.7%
PIMCO:INCOME INST	Mutual Funds – Common Stocks	97,227	0.6
VANGUARD 500 IDX ETF	Mutual Funds – Common Stocks	75,635	0.5
VANECK:MS WIDE MOAT	Mutual Funds – Common Stocks	71,688	0.4
INVESCO S&P500 EWGHT	Mutual Funds – Common Stocks	51,816	0.3
ISHARES:CORE MSCI EAFE	Mutual Funds – Common Stocks	51,484	0.3
TOUCHSTONE:SDS CP EMG I	Mutual Funds – Common Stocks	42,987	0.3
ISHARES:CORE MSCI EMMKTS	Mutual Funds – Common Stocks	39,971	0.2
SPDR EURO STOXX 50	Mutual Funds – Common Stocks	29,233	0.2
Golub Capital Inv Corp BDC Common	Industrial, Misc. – Common Stocks	25,016	0.2

14)	Assets held in nonaffiliated, privately placed equities total $62,923 or 0.40% of the Company’s total admitted assets.

15)	There were no admitted assets held in general partnership interests.

16)	Ten largest aggregate mortgage interests:

Issuer	Investment category	Amount	Percentage
Springhill Land Group Series PH-1	Commercial	$19,114	0.1%
Elm Apartmetns LLC	Commercial	18,940	0.1
Sawmill Creek Apartments, LLC	Commercial	16,416	0.1
Springs of Royal Oaks Apartments, LLC	Commercial	14,927	0.1
Palm Bay Developers LLC	Commercial	14,909	0.1
Carriage Crossing Apartments, LLC	Commercial	14,694	0.1
BOP Partnership 2	Commercial	14,487	0.1
Campbell Project Parnters, LLC	Commercial	13,587	0.1
Lost Hills Office Parnters, LLC	Commercial	12,940	0.1
Coral Springs Trade Center, Ltd.	Commercial	12,810	0.1

Amount and percentage of Company’s total admitted assets held in the following categories of mortgage loans:

Loans
Construction loans	$—	—%
Mortgage loans over 90 days past due	—	—
Mortgage loans in the process of foreclosure	—	—
Mortgage loans foreclosed	—	—
Restructured mortgage loans	—	—

N/M – Not meaningful

See accompanying independent auditors' report.

62	(Continued)

Schedule 3

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories

December 31, 2023

(In thousands)

17)	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

Loan-to-value	Residential		Commercial		Agricultural
Above 95%	$—	—%	$—	—%	$—	—%
91% to 95%	—	—	—	—	—	—
81% to 90%	—	—	—	—	—	—
71% to 80%	408	NM	—	—	—	—
Below 70%	1,224	NM	2,071,055	12.9	—	—

18)	There were no assets held in real estate reported in the Annual Statement Schedule A that exceeded 2.5% of the Company’s total admitted assets.

19)	There were no admitted assets held in investments held in mezzanine real estate loans.

20)	Total admitted assets subject to the following types of agreements:

	At year-end		At end of each quarter
Agreement type	Amount	Percentage	1st Qtr	2nd Qtr	3rd Qtr
Securities lending	$78,398	0.5%	$—	—	—
Repurchase	—	—	—	—	—
Reverse repurchase	—	—	—	—	—
Dollar repurchase	—	—	—	—	—
Dollar reverse repurchase	—	—	—	—	—

21)	Warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written
Hedging	$—	—	$—	—
Income generation	—	—	—	—
Other	—	—	—	—

22)	Potential exposure for collars, swaps and forwards:

At end of each quarter
	At year-end		1st Qtr	2nd Qtr	3rd Qtr
Hedging	$—	—%	$—	—	—
Income generation	—	—	—	—	—
Replications	—	—	—	—	—
Other	—	—	—	—	—

23)	Potential exposure for futures contracts:

At end of each quarter
	At year-end		1st Qtr	2nd Qtr	3rd Qtr
Hedging	$—	—%	$—	—	—
Income generation	—	—	—	—	—
Replications	—	—	—	—	—
Other	—	—	—	—	—

N/M – Not meaningful

See accompanying independent auditors’ report.

63

Schedule 4

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Supplemental Schedule of Reinsurance Risk Interrogatories

Year ended December 31, 2023

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	Has Southern Farm Bureau Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:      __________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☐ No ☐ N/A ☒

2.	Has Southern Farm Bureau Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:      __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes ☐ No ☐ N/A ☒

64	(Continued)

Schedule 4

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Supplemental Schedule of Reinsurance Risk Interrogatories

Year ended December 31, 2023

3.	Does Southern Farm Bureau Life Insurance Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes ☐ No ☒

4.	Has Southern Farm Bureau Life Insurance Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes ☐ No ☒		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No ☒		Yes ☐ No ☐ N/A ☒

65	(Continued)

Schedule 4

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Supplemental Schedule of Reinsurance Risk Interrogatories

Year ended December 31, 2023

5.	Has Southern Farm Bureau Life Insurance Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☒ N/A ☐

(b)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☒ N/A ☐

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

N/A

66

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Financial Statements

December 31, 2023 and 2022

(With Report of Independent Registered

Public Accounting Firm Thereon)

KPMG LLP

Suite 1100

One Jackson Place

188 East Capitol Street

Jackson, MS 39201-2127

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Southern Farm Bureau Life Insurance Company and Contractholders of Southern Farm Bureau Life Variable Account:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the subaccounts listed in the Appendix that comprise the Southern Farm Bureau Life Variable Account (the Separate Account), as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes, except for the Fidelity VIP Government Money Market Subaccount (Money Market) for which the statements of changes in net assets are for the year ended December 31, 2023 and the period from April 29, 2022 (inception) to December 31, 2022 and the T. Rowe Price Government Money Subaccount (Prime Reserve) for which the statement of changes in net assets is for the period from January 1, 2022 to May 6, 2022 (liquidation) (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended in Note 6. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Account’s auditor since 2006.

Jackson, Mississippi

April 24, 2024

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Appendix

Fidelity VIP Contrafund Subaccount (Contrafund)

Fidelity VIP Growth Subaccount (Growth)

Fidelity VIP High Income Subaccount (High Income)

Fidelity VIP Index 500 Subaccount (Index 500)

Fidelity VIP Mid Cap Subaccount (Mid Cap)

Fidelity VIP Overseas Subaccount (Overseas)

Fidelity VIP Equity-Income Subaccount (Equity-Income)

Fidelity VIP Value Strategies Subaccount (Value Strategies)

Fidelity VIP Dynamic Capital Appreciation Subaccount (Dynamic Capital)

Fidelity VIP Investment Grade Bond Subaccount (Investment Grade Bond)

Fidelity VIP Disciplined Small Cap Subaccount (Disciplined Small Cap)

Fidelity VIP Government Money Market Subaccount (Money Market)

T. Rowe Price Equity Income Subaccount (Equity Income)

T. Rowe Price Mid-Cap Growth Subaccount (Mid-Cap Growth)

T. Rowe Price Personal Strategy Balanced Subaccount (Personal Strategy Balanced)

T. Rowe Price Blue Chip Growth Subaccount (Blue Chip)

T. Rowe Price Limited-Term Bond Subaccount (Limited-Term Bond)

Franklin Income VIP Subaccount (Income Securities)

Franklin Small Cap Value VIP Subaccount (Small Cap Value)

Franklin Small-Mid Cap Growth VIP Subaccount (Small-Mid Cap)

Franklin Mutual Shares VIP Subaccount (Mutual Shares)

Templeton Global Bond VIP Subaccount (Global Income)

Franklin Rising Dividends VIP Subaccount (Rising Dividends)

2

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Statements of Assets and Liabilities

December 31, 2023

			High				Equity-	Value	Dynamic	Investment	Disciplined	Money
	Contrafund	Growth	Income	Index 500	Mid Cap	Overseas	Income	Strategies	Capital	Grade Bond	Small Cap	Market
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets:
Investments in shares of mutual funds, at fair value	$989,732	540,104	75,342	903,824	583,865	212,846	39,147	773	922	13,654	17,538	29,215
Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Net assets	$989,732	540,104	75,342	903,824	583,865	212,846	39,147	773	922	13,654	17,538	29,215
Investments in shares of mutual funds, at cost	$752,517	456,429	83,978	550,414	547,065	176,888	36,802	571	867	15,394	15,739	29,215
Shares of mutual funds owned	20,352.30	5,801.33	16,378.73	1,957.22	16,022.64	8,243.45	1,575.33	46.68	54.99	1,222.38	1,075.98	29,215.04
Accumulation units outstanding	19,783.57	14,480.26	4,188.92	23,932.61	11,450.58	12,725.44	1,592.23	25.03	22.71	1,007.96	601.17	2,810.55
Accumulation unit value*	$50.03	37.30	17.99	37.77	50.99	16.73	24.59	30.86	40.60	13.55	29.17	10.39

*The accumulation unit value represents the ending unit value of each open and available subaccount whether or not there is activity at the end of the period in the underlying fund.

3	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Statements of Assets and Liabilities

December 31, 2023

	Equity	Mid-Cap	Personal Strategy		Limited-	Income	Small Cap	Small-	Mutual	Global	Rising
	Income	Growth	Balanced	Blue Chip	Term Bond	Securities	Value	Mid Cap	Shares	Income	Dividends
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets:
Investments in shares of mutual funds, at fair value	$490,834	442,961	375,964	112,703	88,648	1	47,158	47,567	1,064	—	13,922
Liabilities	—	—	—	—	—	—	—	—	—	—	—
Net assets	$490,834	442,961	375,964	112,703	88,648	1	47,158	47,567	1,064	—	13,922
Investments in shares of mutual funds, at cost	$450,926	410,539	380,151	99,245	91,500	1	43,262	50,355	1,054	—	12,725
Shares of mutual funds owned	17,681.34	15,216.81	18,779.43	2,440.00	19,023.16	0.06	3,330.35	2,788.24	67.59	—	493.16
Accumulation units outstanding	10,761.80	6,583.20	11,889.84	2,561.95	6,236.47	—	1,682.16	1,479.54	55.65	—	393.71
Accumulation unit value*	$45.61	67.29	31.62	43.99	14.21	19.04	28.03	32.15	19.12	12.45	35.36

*The accumulation unit value represents the ending unit value of each open and available subaccount whether or not there is activity at the end of the period.

See accompanying notes to financial statements.

4

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Statements of Operations

Year ended December 31, 2023

			High				Equity-	Value	Dynamic	Investment	Disciplined	Money
	Contrafund	Growth	Income	Index 500	Mid Cap	Overseas	Income	Strategies	Capital	Grade Bond	Small Cap	Market
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Dividends	$4,390	627	4,127	12,140	3,297	2,093	720	9	3	346	167	1,410
Expenses:
Mortality and expense risk charges	(12,244)	(6,807)	(1,030)	(11,276)	(7,862)	(3,082)	(866)	(10)	(11)	(318)	(215)	(409)
Net investment income (loss)	(7,854)	(6,180)	3,097	864	(4,565)	(989)	(146)	(1)	(8)	28	(48)	1,001
Realized gains (losses) on investments:
Realized gains (losses) on sale of fund shares	13,604	12,922	(2,280)	43,459	(5,740)	11,073	4,265	4	—	(3,855)	(33)	—
Capital gain distributions from mutual funds	31,609	22,614	—	7,509	15,138	529	1,081	27	39	—	—	—
Total realized gains (losses) on investments	45,213	35,536	(2,280)	50,968	9,398	11,602	5,346	31	39	(3,855)	(33)	—
Change in unrealized appreciation (depreciation) of investments	204,635	115,951	5,644	124,991	66,938	26,323	(1,435)	95	169	4,459	2,884	—
Net increase in net assets from operations	$241,994	145,307	6,461	176,823	71,771	36,936	3,765	125	200	632	2,803	1,001

5	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Statements of Operations

Year ended December 31, 2023

	Equity	Mid-Cap	Personal Strategy		Limited-	Income	Small Cap	Small-	Mutual	Global	Rising
	Income	Growth	Balanced	Blue Chip	Term Bond	Securities	Value	Mid Cap	Shares	Income	Dividends
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Dividends	$9,793	—	8,258	—	3,119	—	510	—	21	—	145
Expenses:
Mortality and expense risk charges	(6,481)	(5,718)	(4,954)	(1,810)	(1,312)	—	(917)	(572)	(14)	—	(181)
Net investment income (loss)	3,312	(5,718)	3,304	(1,810)	1,807	—	(407)	(572)	7	—	(36)
Realized gains (losses) on investments:
Realized gains (losses) on sale of fund shares	(2,908)	(1,403)	(1,044)	6,279	(1,621)	—	(3,023)	(136)	(2)	—	17
Capital gain distributions from mutual funds	19,980	26,527	1,019	—	—	—	3,692	—	85	—	1,314
Total realized gains (losses) on investments	17,072	25,124	(25)	6,279	(1,621)	—	669	(136)	83	—	1,331
Change in unrealized appreciation (depreciation) of investments	16,756	51,815	43,255	43,600	2,998	—	4,558	10,202	27	—	69
Net increase in net assets from operations	$37,140	71,221	46,534	48,069	3,184	—	4,820	9,494	117	—	1,364

See accompanying notes to financial statements.

6	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Statements of Changes in Net Assets

Years or periods ended December 31, 2023 and 2022

	Contrafund		Growth		High Income		Index 500		Mid Cap		Overseas
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(7,854)	(7,644)	(6,180)	(3,788)	3,097	2,963	864	(21)	(4,565)	(5,356)	(989)	(787)
Total realized gains (losses) on investments	45,213	54,767	35,536	50,508	(2,280)	(3,618)	50,968	134,066	9,398	40,254	11,602	4,559
Change in unrealized appreciation (depreciation) of investments	204,635	(346,895)	115,951	(203,116)	5,644	(12,647)	124,991	(342,661)	66,938	(147,298)	26,323	(85,989)
Net increase (decrease) in net assets from operations	241,994	(299,772)	145,307	(156,396)	6,461	(13,302)	176,823	(208,616)	71,771	(112,400)	36,936	(82,217)
Contract transactions:
Transfers of net premiums	2,736	3,224	2,442	3,329	380	390	4,395	5,236	4,522	7,450	3,355	6,162
Transfers of surrenders and death benefits	(29,236)	(43,069)	(42,769)	(47,886)	(9,945)	(34,621)	(29,829)	(212,133)	(68,172)	(29,659)	(58,294)	(13,458)
Transfers of administrative charges	(585)	(381)	(415)	(300)	(90)	(90)	(445)	(317)	(469)	(396)	(201)	(166)
Transfers between subaccounts, including the Declared Interest Option account	—	—	—	—	—	—	2,000	—	—	—	(4,328)	—
Net increase (decrease) in net assets from contract transactions	(27,085)	(40,226)	(40,742)	(44,857)	(9,655)	(34,321)	(23,879)	(207,214)	(64,119)	(22,605)	(59,468)	(7,462)
Total increase (decrease) in net assets	214,909	(339,998)	104,565	(201,253)	(3,194)	(47,623)	152,944	(415,830)	7,652	(135,005)	(22,532)	(89,679)
Net assets at beginning of year	774,823	1,114,821	435,539	636,792	78,536	126,159	750,880	1,166,710	576,213	711,218	235,378	325,057
Net assets at end of year	$989,732	774,823	540,104	435,539	75,342	78,536	903,824	750,880	583,865	576,213	212,846	235,378

7	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Statements of Changes in Net Assets

Years or periods ended December 31, 2023 and 2022

	Equity-Income		Value Strategies		Dynamic Capital		Investment Grade Bond		Disciplined Small Cap		Money Market
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022*
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(146)	488	(1)	(2)	(8)	(8)	28	339	(48)	(81)	1,001	146
Total realized gains (losses) on investments	5,346	3,265	31	35	39	98	(3,855)	1,909	(33)	2,650	—	—
Change in unrealized appreciation (depreciation) of investments	(1,435)	(9,710)	95	(94)	169	(298)	4,459	(8,183)	2,884	(5,967)	—	—
Net increase (decrease) in net assets from operations	3,765	(5,957)	125	(61)	200	(208)	632	(5,935)	2,803	(3,398)	1,001	146
Contract transactions:
Transfers of net premiums	360	2,360	—	—	—	—	288	288	300	765	532	333
Transfers of surrenders and death benefits	(54,902)	—	—	—	—	—	(23,384)	—	—	—	(1,812)	(1,411)
Transfers of administrative charges	(82)	(79)	(7)	(6)	(10)	(8)	(34)	(43)	(11)	(6)	(44)	(23)
Transfers between subaccounts, including the Declared Interest Option account	—	—	—	—	—	—	—	—	—	—	—	30,493
Net increase (decrease) in net assets from contract transactions	(54,624)	2,281	(7)	(6)	(10)	(8)	(23,130)	245	289	759	(1,324)	29,392
Total increase (decrease) in net assets	(50,859)	(3,676)	118	(67)	190	(216)	(22,498)	(5,690)	3,092	(2,639)	(323)	29,538
Net assets at beginning of year	90,006	93,682	655	722	732	948	36,152	41,842	14,446	17,085	29,538	—
Net assets at end of year	$39,147	90,006	773	655	922	732	13,654	36,152	17,538	14,446	29,215	29,538

*For the period April 29, 2022 to December 31, 2022

8	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Statements of Changes in Net Assets

Years or periods ended December 31, 2023 and 2022

	Equity Income		Mid-Cap Growth		Personal Strategy Balanced		Blue Chip		Limited-Term Bond		Prime Reserve
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2022*
Increase (decrease) in net assets from operations:
Net investment income (loss)	$3,312	2,327	(5,718)	(5,994)	3,304	591	(1,810)	(2,260)	1,807	610	(149)
Total realized gains (losses) on investments	17,072	26,846	25,124	13,231	(25)	9,154	6,279	7,433	(1,621)	(113)	—
Change in unrealized appreciation (depreciation) of investments	16,756	(52,119)	51,815	(136,270)	43,255	(97,579)	43,600	(92,055)	2,998	(7,240)	—
Net increase (decrease) in net assets from operations	37,140	(22,946)	71,221	(129,033)	46,534	(87,834)	48,069	(86,882)	3,184	(6,743)	(149)
Contract transactions:
Transfers of net premiums	2,685	3,155	807	876	3,661	4,636	1,484	3,796	2,360	3,587	327
Transfers of surrenders and death benefits	(28,486)	(90,297)	(34,252)	(21,771)	(22,400)	(33,025)	(75,020)	—	(24,405)	(6,956)	—
Transfers of administrative charges	(354)	(319)	(283)	(239)	(268)	(239)	(123)	(59)	(133)	(150)	(29)
Transfers between subaccounts, including the Declared Interest Option account	—	—	1,000	—	—	—	2,000	2,464	—	—	(35,558)
Net increase (decrease) in net assets from contract transactions	(26,155)	(87,461)	(32,728)	(21,134)	(19,007)	(28,628)	(71,659)	6,201	(22,178)	(3,519)	(35,260)
Total increase (decrease) in net assets	10,985	(110,407)	38,493	(150,167)	27,527	(116,462)	(23,590)	(80,681)	(18,994)	(10,262)	(35,409)
Net assets at beginning of year	479,849	590,256	404,468	554,635	348,437	464,899	136,293	216,974	107,642	117,904	35,409
Net assets at end of year	$490,834	479,849	442,961	404,468	375,964	348,437	112,703	136,293	88,648	107,642	—

*Liquidated on May 6, 2022

9	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Statements of Changes in Net Assets

Years or periods ended December 31, 2023  and 2022

	Income Securities		Small Cap Value		Small-Mid Cap		Mutual Shares		Global Income		Rising Dividends
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	—	(407)	(130)	(572)	(555)	7	7	—	—	(36)	(40)
Total realized gains (losses) on investments	—	—	669	15,342	(136)	8,691	83	107	—	—	1,331	1,570
Change in unrealized appreciation (depreciation) of investments	—	—	4,558	(25,843)	10,202	(26,874)	27	(202)	—	—	69	(3,179)
Net increase (decrease) in net assets from operations	—	—	4,820	(10,631)	9,494	(18,738)	117	(88)	—	—	1,364	(1,649)
Contract transactions:
Transfers of net premiums	—	—	600	2,600	1,288	1,917	—	—	—	—	—	—
Transfers of surrenders and death benefits	—	—	(45,511)	—	—	—	—	—	—	—	—	—
Transfers of administrative charges	—	—	(61)	(55)	(14)	(5)	(8)	(8)	—	—	(15)	(12)
Transfers between subaccounts, including the Declared Interest Option account	—	—	—	2,498	—	—	—	—	—	—	—	—
Net increase (decrease) in net assets from contract transactions	—	—	(44,972)	5,043	1,274	1,912	(8)	(8)	—	—	(15)	(12)
Total increase (decrease) in net assets	—	—	(40,152)	(5,588)	10,768	(16,826)	109	(96)	—	—	1,349	(1,661)
Net assets at beginning of year	1	1	87,310	92,898	36,799	53,625	955	1,051	—	—	12,573	14,234
Net assets at end of year	$1	1	47,158	87,310	47,567	36,799	1,064	955	—	—	13,922	12,573

See accompanying notes to financial statements.

10	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2023 and 2022

(1)	Organization and Significant Accounting Policies

(a)	Organization

Southern Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Southern Farm Bureau Life Insurance Company (the Company) in accordance with the rules and regulations of the Insurance Department of the State of Mississippi. The Account is a funding vehicle for individual adjustable premium variable annuity contracts issued by the Company. The Account commenced operations in 2000.

At the direction of eligible contract owners, the Account is currently available to invest in 23 investment subaccounts which, in turn, may own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests exclusively in shares of
Fidelity Variable Insurance Products Funds:
Fidelity VIP Contrafund (Contrafund)	VIP Contrafund Portfolio (Initial Class)
Fidelity VIP Growth (Growth)	VIP Growth Portfolio (Initial Class)
Fidelity VIP High Income (High Income)	VIP High Income Portfolio (Initial Class)
Fidelity VIP Index 500 (Index 500)	VIP Index 500 Portfolio (Initial Class)
Fidelity VIP Mid Cap (Mid Cap)	VIP Mid Cap Portfolio (Initial Class)
Fidelity VIP Overseas (Overseas)	VIP Overseas Portfolio (Initial Class)
Fidelity VIP Equity-Income (Equity-Income)	VIP Equity-Income Portfolio (Initial Class)
Fidelity VIP Value Strategies (Value Strategies)	VIP Value Strategies Portfolio (Initial Class)
Fidelity VIP Dynamic Capital Appreciation (Dynamic Capital)	VIP Dynamic Capital Appreciation Portfolio (Initial Class)
Fidelity VIP Investment Grade Bond (Investment Grade Bond)	VIP Investment Grade Bond Portfolio (Initial Class)
Fidelity VIP Disciplined Small Cap (Disciplined Small Cap)	VIP Disciplined Small Cap Portfolio (Initial Class)
Fidelity VIP Government Money Market (Money Market)	VIP Government Money Market Portflio (Initial Class)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income (Equity Income)	Equity Income Portfolio
T. Rowe Price Mid-Cap Growth (Mid-Cap Growth)	Mid-Cap Growth Portfolio
T. Rowe Price Moderate Allocation	Moderate Allocation Portfolio
(Personal Strategy Balanced)
T. Rowe Price Blue Chip Growth (Blue Chip)	Blue Chip Growth Portfolio

T. Rowe Price Fixed Income Series, Inc.:
T. Rowe Price Limited-Term Bond (Limited-Term Bond)	Limited-Term Bond Portfolio

Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP (Income Securities)	Franklin Income VIP Fund (Class 1)
Franklin Small Cap Value VIP (Small Cap Value)	Franklin Small Cap Value VIP Fund (Class 1)
Franklin Small-Mid Cap Growth VIP (Small-Mid Cap)	Franklin Small-Mid Cap Growth VIP Fund (Class 1)
Franklin Mutual Shares VIP (Mutual Shares)	Franklin Mutual Shares VIP Fund (Class 1)
Templeton Global Bond VIP (Global Income)	Templeton Global Bond VIP Fund (Class 1)
Franklin Rising Dividends VIP (Rising Dividends)	Franklin Rising Dividends VIP Fund (Class 1)

11	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2023 and 2022

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and separate from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any business the Company may conduct.

Eligible contract owners may also allocate funds to the Declared Interest Option (DIO) account, which is held and administered by the Company. The DIO account is funded by the general account of the Company and pays interest at declared rates guaranteed for each contract year.

(b)	Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the respective Fund. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the respective Fund on the payable date.

(c)	Contract in Annuitization Period

On the retirement date of the contract, the annuitant may elect to receive a single sum payment or a fixed payment option as described in the prospectus. Upon the election of a fixed payment option, the accumulated value will be transferred to the Company’s general account where respective payments will be made.

(d)	Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements.

(e)	Fair Value Measurements

Investments in the Funds are stated at the closing net asset value per share on December 31, 2023, which approximates fair value. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Account applies Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement (Topic 820). Topic 820 defines fair value as the price that the Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Topic 820 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. The inputs are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets. Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly. Direct observable inputs include closing prices of similar securities in active markets or closing prices for identical or similar securities in nonactive markets. Indirect observable inputs include factors such as interest rates, yield curves, prepayment speeds, and credit risks. Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including the reporting entity’s own assumptions in determining the fair value of the investment.

12	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2023 and 2022

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2023, the Account’s investments in the Funds are valued within the above Topic 820 fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds’ underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Account sells and redeems shares at net asset value with the Funds. The characterization of the underlying securities held by the Funds in accordance with Topic 820 differs from the characterization of an investment in the Fund.

(f)	Subsequent Events

The Account has evaluated subsequent events through April 24, 2024, the date the financial statements were issued.

(2)	Expense Charges

The Account pays the Company certain amounts relating to the distribution and administration of the contracts funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Mortality and Expense Risk Charge: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.40% of the average daily net asset value of the subaccounts. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with contracts issued. This charge is incorporated in the calculation of the unit value.

Administrative Charge: Prior to the annuity payment period, the Company will deduct from each policy an annual administrative charge of $30 to reimburse it for administrative expenses related to the contract. The Company will make the deduction from each subaccount and the DIO account on a pro-rata basis.

Surrender Charge: A surrender charge is imposed in the event of full or partial surrender during the first seven contract years. The Company will make the deduction from each subaccount and the DIO account on a pro-rata basis. The amount charged is 7% of the amount surrendered during the first contract year and declines by 1% in each of the next six contract years. During the second through the seventh contract years, up to 10% of the accumulated value as of the most recent prior contract anniversary may be withdrawn without incurring a charge. After seven full contract years, no surrender charge is deducted.

Transfer Charge: The Company may currently charge $25 in the form of redemption units for the 13th and each additional transfer among the subaccounts and the DIO account during a contract year.

13	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2023 and 2022

(3)	Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company reviews periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

The Account applies FASB ASC Topic 740, Income Taxes (Topic 740). Topic 740 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. With limited exception, the Account is no longer subject to U.S. federal, state, and local audits by tax authorities for 2019 and earlier tax years.

There are no uncertain tax positions impacting the Account which rise to the level of more likely than not.

14	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2023 and 2022

(4)	Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by the subaccounts were as follows during the year ended December 31, 2023:

	Cost of	Proceeds
Subaccount	purchases	from sales
Contrafund	$51,499	54,829
Growth	25,206	49,515
High Income	5,017	11,575
Index 500	76,828	92,334
Mid Cap	22,355	75,901
Overseas	5,505	65,434
Equity-Income	2,142	55,831
Value Strategies	35	16
Dynamic Capital	42	20
Investment Grade Bond	626	23,729
Disciplined Small Cap	466	225
Money Market	3,527	3,850
Equity Income	31,985	34,848
Mid-Cap Growth	28,003	39,922
Personal Strategy Balanced	17,578	32,263
Blue Chip	3,464	76,933
Limited-Term Bond	7,479	27,851
Income Securities	—	—
Small Cap Value	4,799	46,487
Small-Mid Cap	1,279	578
Mutual Shares	105	21
Global Income	—	—
Rising Dividends	1,459	196

15	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2023 and 2022

(5)	Changes from Units Outstanding

Transactions in units of each subaccount were as follows for the year ended December 31, 2023, and the year or period ended December 31, 2022:

	2023			2022
			Net			Net
			increase			increase
Subaccount	Purchased	Redeemed	(decrease)	Purchased	Redeemed	(decrease)
Contrafund	417	1,017	(600)	79	1,009	(930)
Growth	163	1,372	(1,209)	106	1,507	(1,401)
High Income	52	621	(569)	23	1,945	(1,922)
Index 500	1,803	2,615	(812)	2,270	8,538	(6,268)
Mid Cap	273	1,647	(1,374)	160	645	(485)
Overseas	520	4,520	(4,000)	416	892	(476)
Equity-Income	15	2,418	(2,403)	101	3	98
Value Strategies	—	—	—	—	1	(1)
Dynamic Capital	—	—	—	—	—	—
Investment Grade Bond	22	1,809	(1,787)	21	3	18
Disciplined Small Cap	10	—	10	28	—	28
Money Market*	208	337	(129)	3,083	143	2,940
Equity Income	105	709	(604)	73	2,035	(1,962)
Mid-Cap Growth	91	620	(529)	15	349	(334)
Personal Strategy Balanced	350	996	(646)	158	1,096	(938)
Blue Chip	141	2,141	(2,000)	160	2	158
Limited-Term Bond	552	2,153	(1,601)	258	505	(247)
Prime Reserve**	—	—	—	33	3,549	(3,516)
Income Securities	—	—	—	—	—	—
Small Cap Value	23	1,812	(1,789)	188	2	186
Small-Mid Cap	45	—	45	64	—	64
Mutual Shares	—	—	—	—	—	—
Global Income	—	—	—	—	—	—
Rising Dividends	—	—	—	—	1	(1)

*For the year ended December 31, 2023 and the period April 29, 2022 to December 31, 2022

**For the period January 1, 2022 to May 6, 2022

16	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2023 and 2022

(6)	Financial Highlights

The Account has presented the following summary of units outstanding, unit values, net assets, investment income ratios, ratios of expenses to average net assets, and total return ratios for the years or periods ended December 31, 2023, 2022, 2021, 2020 and 2019:

					Ratio of
	As of December 31			Investment	expenses to
		Unit	Net	income	average	Total
	Units	value(1)	assets	ratio (2)	net assets (3)	return (4)
Contrafund:
2023	19,784	$50.03	$989,732	0.50%	1.40%	31.62%
2022	20,384	38.01	774,823	0.50	1.40	(27.33)
2021	21,314	52.31	1,114,821	0.06	1.40	26.07
2020	21,746	41.49	902,207	0.26	1.40	28.76
2019	30,690	32.22	988,844	0.33	1.40	29.76

Growth:
2023	14,480	37.30	540,104	0.13	1.40	34.36
2022	15,689	27.76	435,539	0.63	1.40	(25.50)
2021	17,090	37.26	636,792	0.00	1.40	21.51
2020	18,579	30.66	569,694	0.10	1.40	41.91
2019	35,469	21.61	766,426	0.20	1.40	32.46

High Income:
2023	4,189	17.99	75,342	5.56	1.40	8.96
2022	4,758	16.51	78,536	4.67	1.40	(12.60)
2021	6,680	18.89	126,159	5.28	1.40	2.97
2020	7,895	18.34	144,801	4.63	1.40	1.33
2019	12,326	18.10	223,113	3.44	1.40	13.52

Index 500:
2023	23,933	37.77	903,824	1.49	1.40	24.46
2022	24,745	30.34	750,880	1.39	1.40	(19.34)
2021	31,013	37.62	1,166,710	1.22	1.40	26.80
2020	35,612	29.67	1,056,527	1.73	1.40	16.61
2019	43,764	25.44	1,113,481	1.51	1.40	29.54

Mid Cap:
2023	11,451	50.99	583,865	0.58	1.40	13.49
2022	12,825	44.93	576,213	0.50	1.40	(15.92)
2021	13,310	53.43	711,218	0.62	1.40	23.87
2020	13,516	43.14	583,053	0.64	1.40	16.56
2019	23,182	37.01	857,979	0.63	1.40	21.74

Overseas:
2023	12,725	16.73	212,846	0.94	1.40	18.85
2022	16,725	14.07	235,378	1.07	1.40	(25.53)
2021	17,201	18.90	325,057	0.53	1.40	18.05
2020	17,295	16.01	276,869	0.42	1.40	14.02
2019	24,142	14.04	338,955	1.09	1.40	26.00

17	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2023 and 2022

					Ratio of
	As of December 31			Investment	expenses to
		Unit	Net	income	average	Total
	Units	value(1)	assets	ratio (2)	net assets (3)	return (4)
Equity-Income:
2023	1,592	$24.59	$39,147	1.16%	1.40%	9.12%
2022	3,995	22.53	90,006	1.93	1.40	(6.27)
2021	3,897	24.04	93,682	1.92	1.40	23.17
2020	3,884	19.52	75,804	1.76	1.40	5.22
2019	4,957	18.55	91,944	1.51	1.40	25.68

Value Strategies:
2023	25	30.86	773	1.20	1.40	19.19
2022	25	25.90	655	1.19	1.40	(8.31)
2021	26	28.24	722	1.50	1.40	31.76
2020	26	21.45	553	1.26	1.40	6.76
2019	45	20.08	902	0.49	1.40	32.67

Dynamic Capital:
2023	23	40.60	922	0.36	1.40	27.30
2022	23	31.90	732	0.38	1.40	(21.96)
2021	23	40.87	948	0.34	1.40	22.91
2020	23	33.28	779	0.09	1.40	31.76
2019	1,109	25.24	27,989	0.62	1.40	28.28

Investment Grade Bond:
2023	1,008	13.55	13,654	1.52	1.40	4.74
2022	2,795	12.93	36,152	2.28	1.40	(14.16)
2021	2,777	15.07	41,842	2.04	1.40	(1.98)
2020	2,761	15.37	42,436	2.07	1.40	7.88
2019	3,537	14.25	50,398	1.85	1.40	8.15

Disciplined Small Cap:
2023	601	29.17	17,538	1.07	1.40	19.30
2022	591	24.46	14,446	0.85	1.40	(19.36)
2021	563	30.33	17,085	0.40	1.40	18.99
2020	527	25.49	13,428	0.79	1.40	16.82
2019	388	21.82	8,473	0.68	1.40	22.00

Money Market
2023	2,811	10.39	29,215	4.79	1.40	3.45
2022*	2,940	10.05	29,538	2.11	1.40	0.48

Equity Income:
2023	10,762	45.61	490,834	2.10	1.40	8.03
2022	11,366	42.22	479,849	1.84	1.40	(4.67)
2021	13,328	44.29	590,256	1.56	1.40	23.82
2020	14,280	35.77	510,782	2.20	1.40	(0.21)
2019	20,244	35.85	725,666	2.12	1.40	24.65

*April 29, 2022 to December 31, 2022

18	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2023 and 2022

					Ratio of
	As of December 31			Investment	expenses to
		Unit	Net	income	average	Total
	Units	value(1)	assets	ratio (2)	net assets (3)	return (4)
Mid-Cap Growth:
2023	6,583	$67.29	$442,961	0.00%	1.40%	18.31%
2022	7,112	56.87	404,468	0.00	1.40	(23.65)
2021	7,446	74.49	554,635	0.00	1.40	13.26
2020	8,659	65.77	569,449	0.00	1.40	22.10
2019	10,855	53.86	584,694	0.06	1.40	29.48

Personal Strategy Balanced:
2023	11,890	31.62	375,964	2.31	1.40	13.76
2022	12,536	27.80	348,437	1.54	1.40	(19.44)
2021	13,474	34.50	464,899	0.97	1.40	8.54
2020	14,625	31.79	464,897	1.31	1.40	12.96
2019	20,643	28.14	580,918	1.83	1.40	18.15

Blue Chip:
2023	2,562	43.99	112,703	0.00	1.40	47.24
2022	4,562	29.88	136,293	0.00	1.40	(39.35)
2021	4,404	49.26	216,974	0.00	1.40	16.00
2020	4,416	42.47	187,547	0.00	1.40	32.43
2019	8,530	32.07	273,554	0.00	1.40	28.10

Limited-Term Bond:
2023	6,236	14.21	88,648	3.30	1.40	3.49
2022	7,837	13.73	107,642	1.94	1.40	(5.83)
2021	8,084	14.58	117,904	1.34	1.40	(1.26)
2020	8,216	14.77	121,353	2.00	1.40	3.26
2019	13,178	14.30	188,489	2.42	1.40	2.91

Prime Reserve:
2022*	—	—	—	0.05	1.40	(1.36)
2021	3,516	10.07	35,409	0.01	1.40	(1.37)
2020	3,517	10.21	35,913	0.35	1.40	(1.13)
2019	6,623	10.33	68,400	1.74	1.40	0.31

Income Securities:
2023	—	19.04	1	0.00	1.40	7.37
2022	—	17.73	1	0.00	1.40	(6.54)
2021	—	18.97	1	0.00	1.40	15.39
2020	—	16.44	1	0.00	1.40	(0.42)
2019	—	16.51	1	0.00	1.40	14.81

Small Cap Value:
2023	1,682	28.03	47,158	0.78	1.40	11.46
2022	3,471	25.15	87,310	1.24	1.40	(11.06)
2021	3,285	28.28	92,898	1.14	1.40	23.94
2020	3,265	22.82	74,497	1.76	1.40	3.95
2019	4,336	21.95	95,161	1.42	1.40	24.98

*Liquidated on May 6, 2022

19	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2023 and 2022

					Ratio of
	As of December 31			Investment	expenses to
		Unit	Net	income	average	Total
	Units	value(1)	assets	ratio (2)	net assets (3)	return (4)
Small-Mid Cap:
2023	1,480	$32.15	$47,567	0.00%	1.40%	25.38%
2022	1,435	25.64	36,799	0.00	1.40	(34.44)
2021	1,371	39.11	53,625	0.00	1.40	8.73
2020	1,309	35.97	47,072	0.00	1.40	53.38
2019	3,812	23.45	89,415	0.00	1.40	29.98

Mutual Shares:
2023	56	19.12	1,064	2.13	1.40	12.16
2022	56	17.05	955	2.15	1.40	(8.43)
2021	56	18.62	1,051	3.04	1.40	17.87
2020	57	15.79	897	3.53	1.40	(6.16)
2019	265	16.83	4,460	2.36	1.40	21.23

Global Income:
2023	—	12.45	—	0.00	1.40	1.77
2022	—	12.23	—	0.00	1.40	(6.16)
2021	—	13.04	—	0.00	1.40	(5.94)
2020	—	13.86	—	17.14	1.40	(6.38)
2019	1,191	14.81	17,635	7.56	1.40	0.85

Rising Dividends:
2023	394	35.36	13,922	1.11	1.40	10.84
2022	394	31.90	12,573	1.07	1.40	(11.58)
2021	395	36.08	14,234	1.04	1.40	25.35
2020	395	28.78	11,368	1.50	1.40	14.62
2019	444	25.11	11,147	1.61	1.40	27.80

(1)	The accumulation unit value represents the ending unit value of each open and available subaccount whether or not there is activity at the end of the period in the underlying fund.

(2)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Ratios presented as 0.00 may earn investment income but are recorded as such due to rounding.

(3)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

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